UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399

                 ----------------------------------------------

                             HENDERSON GLOBAL FUNDS

 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611

 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                        Copy to:

       CHRISTOPHER K. YARBROUGH                            CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1700                    VEDDER PRICE P.C.
        CHICAGO, ILLINOIS 60611                        222 NORTH LASALLE STREET
                                                        CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2009

ITEM 1:  REPORT TO SHAREHOLDERS.


LOGO: Henderson Global Investors                          HENDERSON GLOBAL FUNDS
                                                           Picture of two globes


ANNUAL REPORT

DECEMBER 31, 2009




INTERNATIONAL EQUITY FUND

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                         1
INTERNATIONAL EQUITY FUND
Commentary                                                                     2
Performance summary                                                            3
PORTFOLIO OF INVESTMENTS.                                                      4
STATEMENT OF ASSETS AND LIABILITIES                                            7
STATEMENT OF OPERATIONS                                                        8
STATEMENT OF CHANGES IN NET ASSETS                                             9
STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY                                 10
FINANCIAL HIGHLIGHTS                                                          11
NOTES TO FINANCIAL STATEMENTS                                                 13
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       18
OTHER INFORMATION                                                             19
TRUSTEES AND OFFICERS                                                         21




International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding tax or unfavorable political or legal developments. The Fund may invest in securities issued by smaller companies and less seasoned issuers, which typically involves greater risk than investing in larger companies. Also, the Fund may invest in limited geographic areas and/or sectors which may result in greater losses and market volatility. In addition, the Fund is non-diversified meaning it may invest in a smaller number of issuers. As such, investing in the Fund may involve greater risk and volatility than investing in a more diversified fund.

The views in this report were those of the Fund manager as of December 31, 2009, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS                                    LETTER TO SHAREHOLDERS



Dear shareholder,

We are pleased to provide the annual report for the Henderson International Equity Fund, which covers the year ended December 31, 2009.

Equity markets staged a remarkable recovery in 2009 that few would have believed possible at the beginning of the year. Global stocks rose as risk aversion subsided, economic data improved, valuations looked compelling and company earnings rebounded. In particular, commodity markets staged a solid rebound, benefitting from tight supply conditions and rising demand. Over the year, most developed markets posted gains in excess of 25% with the only laggard being Japan, whose export-driven economy has suffered significantly as a result of the strong yen.

Emerging markets were driven higher in 2009 by strong productivity growth combined with robust oil and commodity prices. In addition, Asian consumers' high savings rates and relatively low levels of debt has helped them to weather the credit crisis and provides significant potential for increased consumption. However, given the strong performance of emerging markets in the past year, valuations in some countries are now looking stretched relative to the developed world and a number of risks remain.

Bond markets were driven lower over the year by a combination of factors, including a decrease in risk aversion early in the year followed by a trough and recovery in global economic growth and finally concerns over heavy bond issuance. Rising interest rates, a return of headline inflation and the rapid pace of bond issuance could cause difficulties for bond markets to continue.

Looking forward, we believe the equity market rally will continue during the first half of 2010 due to earnings growth and positive surprises in both industrial production and household consumption. Strong government spending, low interest rates and a stabilizing labor market should allow growth to continue to improve until at least mid-2010. Central banks' main policy tool of quantitative easing, or injecting new money into the financial system, appears to be nearing an end, and we expect the majority of central banks to begin to normalize monetary policy during the year.

The growth outlook for the second half of 2010 remains somewhat less certain as spending from government fiscal measures is set to wane later in the year. However, signs of decreasing household debt, a sustained pickup in economic activity, and continuing improvement in leading labor market indicators lead us to believe that a virtuous cycle of employment, income and consumption growth will establish itself in 2010.

We recognize that the rate of growth and improvement may be slow or even flat at times, but we believe that there will still be many opportunities created for savvy investors. Our bottom-up investment process has helped us in both up and down markets to identify differentiated investment ideas that can bring value to our clients' portfolios. We look forward to the opportunities that lie ahead and to serving your financial needs in the years to come, and we appreciate your trust and support in our Funds.


/s/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS                                                COMMENTARY


INTERNATIONAL EQUITY FUND

Global equity markets began 2009 with positive momentum, but the rally was short-lived as further poor economic news was released. The sell-off that ensued continued until early March and was accompanied by cuts in interest rates and the announcement of various quantitative easing initiatives in the UK, US and Japan.

Markets hit their low point in March, after which sentiment changed and investors became more positive, reflecting expectations of an improvement in economic conditions globally. Economic data continued to improve and both first and second quarter earnings results were ahead of pessimistic expectations, albeit bottom-line driven. As investors' risk appetite increased, equity markets built on their gains as government stimuli appeared to be working and liquidity began to flow through the financial system again.

Over the period, the International Equity Fund returned 39.26% (at NAV) versus the benchmark, MSCI EAFE Index, return of 32.46%. Positive performance was led by stock selection as well as risk positioning overweight to more economically-sensitive companies in Asia ex-Japan and Emerging Markets and defensively positioned in Europe and Japan. Disaggregating performance for the period by sector, Financials, Consumer Staples, Industrials and Energy added the most to returns, with Healthcare and Materials the only significant detractors.

Within Financials, positions in well-capitalized Asian property companies added value; Capitaland, Hang Lung Properties and SC Global Developments all rose. Asian banking exposure was also positive; DBS Group rallied off its nadir when its valuation touched levels experienced during the 1998 Asian crisis, and Bank of China benefited from government-sponsored loan growth. In Europe, Financial positions in UBS and Credit Suisse were also positive contributors. Wilmar, the world's largest palm oil supplier, was the standout performer in the Consumer Staples sector as the company beat earnings expectations and then announced an intention to spin off its Chinese upstream business. Within the Energy sector, the recovering oil price led to strong performance from Petrobras.

Within Healthcare, a profit warning from Lonza was negative and concerns over an internal investigation led to weakness in China Medical Technologies. Roche also announced a disappointing result in cancer tests for Avastin and Fresenius SE suffered from the lack of approvals from its recent APP Pharma acquisition. Within Information Technology, Nintendo detracted the most from returns as US sales of its Wii console declined.

The Fund maintains a broadly defensive stance in western economies, with an underweight across Europe. We have added to positions in Healthcare, Industrials and reduced holdings in Financials. We continue to favor Asia-Pacific and Emerging Markets and have added to Information Technology and Consumer Discretionary positions. We have also significantly reduced the underweight to Japan, adding to defensive IT and Consumer Discretionary holdings.

We believe the global economy will experience a continued rebound in economic activity in the short term. However, uncertainty remains whether the economy will slip back into recession, especially after stimuli are removed, or whether growth can be sustained, and, if the latter, at what pace. This is likely to result in excess liquidity being channeled into the growth areas of Asia-Pacific and Emerging Markets. That being said, these markets significantly outperformed in 2009 and we expect bouts of volatility and profit taking. In these circumstances, risk assets should continue to do well, but remain vulnerable to disappointing news flow.

The recent growth rate in the stock market has helped to produce short term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short term changes.


--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
TOP 10 LONG TERM HOLDINGS
                                    AS A PERCENTAGE
SECURITY                              OF NET ASSETS
---------------------------------------------------
FRESENIUS SE                                3.6%
UBS AG                                      2.7
ROCHE HOLDING AG                            2.7
TESCO PLC                                   2.7
MAKITA CORP.                                2.4
BANCO BILBAO VIZCAYA
 ARGENTARIA, S.A.                           2.3
ANHEUSER-BUSCH INBEV N.V.                   2.3
CAPITAMALLS ASIA, LTD.                      2.3
RIO TINTO PLC                               2.1
HON HAI PRECISION
 INDUSTRY CO., LTD.                         2.1

--------------------------------------------------------------------------------

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

INTERNATIONAL EQUITY FUND

          Pie Chart:                                      Pie Chart:

PORTFOLIO COMPOSITION BY COUNTRY              PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG TERM INVESTMENTS)             (AS A % OF LONG TERM INVESTMENTS)

Japan                      18.9%              Financials                   19.2%
United Kingdom             16.8               Industrials                  17.5
Singapore                  11.8               Consumer Discretionary       15.8
                                              Information Technology       14.0
Switzerland                10.6               Health Care                   7.7
Germany                     8.0               Consumer Staples              7.3
Taiwan                      4.4               Telecommunication
Other                      29.5                   Services                  6.2
                                              Energy                        6.0
                                              Materials                     4.4
                                              Utilities                     1.9

INVESTMENT COMPARISON

Mountain Chart:

Value of $10,000

International Equity Fund Class I -- $8,334
MSCI EAFE Index -- $8,309

1/31/08       10000             1/31/08       10000
              10020                           10146
3/31/08       10020             3/31/08       10045
              10800                           10603
              11170                           10726
6/30/08       10580             6/30/08        9851
              10020                            9536
               9350                            9152
9/30/08        7830             9/30/08        7832
               6020                            6252
               5500                            5917
12/31/08       5985             12/31/08       6273
               5446                            5659
               4919                            5080
3/31/09        5288             3/31/09        5404
               5890                            6105
               6913                            6838
6/30/09        6924             6/30/09        6801
               7420                            7423
               7599                            7828
9/30/09        8117             9/30/09        8129
               7937                            8028
               8159                            8190
12/31/09       8334             12/31/09       8309

TOTAL RETURNS AS OF DECEMBER 31, 2009

                                                                                       SINCE
                                       NASDAQ             THREE     SIX      ONE     INCEPTION
WITH CAP NO LOAD                       SYMBOL   CLASS     MONTHS   MONTHS    YEAR    (1/31/08)*
-----------------------------------------------------------------------------------------------
Henderson International Equity Fund     HIEIX   Class I    2.68%   20.37%   39.26%       -9.06%
-----------------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------------
MSCI EAFE Index                                            2.22%   22.18%   32.46%       -9.21%
-----------------------------------------------------------------------------------------------

*    Average Annual Return

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 6.41% . However, the Fund's adviser has agreed to voluntarily waive a portion of its fees and or reimburse expenses such that total operating expenses do not exceed 1.15% which is in effect until July 31, 2020. Had certain expenses not been waived or reimbursed during the period, total returns would have been lower. For most recent month end performance, please call 1.800.657.1493.

Returns include reinvestment of dividend and capital gains. Performance results reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a capitalization-weighted index that monitors the performance of stocks from Europe, Australasia and The Far East. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS


HENDERSON INTERNATIONAL EQUITY FUND
DECEMBER 31, 2009

                                                  VALUE
 SHARES                                          (NOTE 2)
----------                                      ---------
COMMON STOCKS -- 93.65%
           AUSTRIA -- 2.00%
    14,880 Andritz AG                       $     864,341
    10,955 Schoeller-Bleckmann Oilfield
           Equipment AG                           527,516
                                            -------------
                                                1,391,857
                                            -------------

           BELGIUM -- 3.60%
    30,814 Anheuser-Busch InBev N.V             1,607,691
    13,883 EVS Broadcast Equipment, S.A           891,609
                                            -------------
                                                2,499,300
                                            -------------

           BRAZIL -- 2.28%
    55,205 Banco Santander Brasil S.A             757,840
    17,392 Petroleo Brasileiro S.A., ADR          829,251
                                            -------------
                                                1,587,091
                                            -------------

           CHINA -- 3.14%
    15,250 Ctrip.com International,
           Ltd., ADR *                          1,095,865
    89,800 Ping An Insurance (Group) Co.
           of China, Ltd., Class H                787,577
   290,500 Yingde Gases Group Co. *               299,365
                                            -------------
                                                2,182,807
                                            -------------

           FRANCE -- 0.21%
     2,888 Remy Cointreau SA                      147,408
                                            -------------

           GERMANY -- 4.19%
    12,276 Bauer AG                               514,749
    11,245 Bilfinger Berger AG                    869,205
    20,309 Gerresheimer AG                        684,178
    61,105 Wirecard AG                            845,312
                                            -------------
                                                2,913,444
                                            -------------

           HONG KONG -- 3.90%
 2,335,000 361 Degrees International,
           Ltd                                  1,364,247
 1,104,000 Sands China, Ltd. *                  1,347,001
                                            -------------
                                                2,711,248
                                            -------------

           INDIA -- 1.65%
    28,450 Axis Bank, Ltd GDR                     584,647
    26,500 Axis Bank, Ltd. GDR (a)                563,314
                                            -------------
                                                1,147,961
                                            -------------


                                                   VALUE
 SHARES                                          (NOTE 2)
----------                                     ----------
           INDONESIA -- 1.78%
   670,000 PT Telekomunikasi Indonesia
           Tbk                             $      673,922
    14,020 PT Telekomunikasi Indonesia
           Tbk, ADR                               560,099
                                           --------------
                                                1,234,021
                                           --------------

           ITALY -- 3.48%
    82,963 Autogrill SpA *                      1,048,977
    39,690 Saipem SpA                           1,371,232
                                           --------------
                                                2,420,209
                                           --------------

           JAPAN -- 18.36%
    53,000 Anritsu Corp. *                        169,582
    24,000 Canon, Inc                           1,007,570
    11,600 Cocokara Fine Holdings, Inc            210,490
    12,600 Hikari Tsushin, Inc                    227,283
    41,100 HOYA Corp                            1,085,585
    24,200 IT Holdings Corp                       275,168
    67,000 Itoham Foods, Inc                      250,346
     6,300 Keyence Corp                         1,298,760
     8,000 Kissei Pharmaceutical Co., Ltd.        157,964
    49,200 Makita Corp                          1,674,601
    19,600 Sanei-International Co., Ltd           179,722
    20,000 Secom Co., Ltd                         949,160
     9,700 SMC Corp                             1,096,698
    20,300 Taikisha, Ltd                          271,146
   110,000 The Bank of Yokohama, Ltd              498,416
    34,700 Tokio Marine Holdings, Inc             942,621
     4,870 USS Co., Ltd                           295,960
    10,100 Xebio Co., Ltd                         176,657
    13,660 Yamada Denki Co., Ltd                  918,147
    85,800 Yamaha Motor Co., Ltd. *             1,074,170
                                           --------------
                                               12,760,046
                                           --------------

           NETHERLANDS -- 2.59%
   25,863  Randstad Holding N.V. *              1,293,949
     5,881 Smit Internationale N.V                507,950
                                           --------------
                                                1,801,899
                                           --------------

           SINGAPORE -- 11.43%
  744,000  Banyan Tree Holdings, Ltd. *           405,139
  292,500  Capitaland, Ltd                        874,471
  870,000  CapitaMalls Asia, Ltd. *             1,572,979
1,535,626  Genting Singapore plc *              1,421,016
  175,000  Keppel Corp., Ltd                    1,025,198
  398,000  SC Global Developments, Ltd. *
                                                  484,450
   93,000  United Overseas Bank, Ltd            1,304,125
  187,000  Wilmar International, Ltd              855,899
                                           --------------
                                                7,943,277
                                           --------------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS


HENDERSON INTERNATIONAL EQUITY FUND
DECEMBER 31, 2009 (CONTINUED)

                                                  VALUE
SHARES                                           (NOTE 2)
--------                                     ------------
         SPAIN -- 4.15%
  88,338 Banco Bilbao Vizcaya
         Argentaria, S.A                     $  1,612,088
  22,846 Red Electrica Corp., S.A               1,271,389
                                             ------------
                                                2,883,477
                                             ------------

         SWITZERLAND -- 10.27%
  72,044 ABB, Ltd. *                            1,388,716
  22,018 Credit Suisse Group AG                 1,089,779
  11,000 Roche Holding AG                       1,869,399
     674 SGS S.A                                  880,250
 123,176 UBS AG *                               1,911,136
                                             ------------
                                                7,139,280
                                             ------------

         TAIWAN -- 4.27%
  41,974 Epistar Corp., GDR * (a)                 787,382
 308,350 HON HAI Precision Industry
         Co., Ltd                               1,460,529
  65,300 Young Fast Optoelectronics
         Co., Ltd                                 717,616
                                             ------------
                                                2,965,527
                                             ------------

         UNITED KINGDOM -- 16.35%
  37,102 Autonomy Corp., plc *                    905,500
 248,957 Cairn Energy plc *                     1,337,437
 312,749 Eros International plc *                 798,141
  93,942 ICAP plc                                 652,461
 184,844 Man Group plc                            921,058
  26,719 Rio Tinto plc                          1,463,007
 161,683 Serco Group plc                        1,384,098
  69,711 Spectris plc                             830,968
 267,931 Tesco plc                              1,852,223
  67,140 Xstrata plc *                          1,215,664
                                             ------------
                                               11,360,557
                                             ------------

         TOTAL COMMON STOCK                    65,089,409
         (Cost $61,314,808)                  ------------



                                                 VALUE
 SHARES                                         (NOTE 2)
----------                                  -------------
PREFERRED STOCK -- 3.55%
           GERMANY -- 3.55%
    34,441 Fresenius SE                     $   2,469,138
                                            -------------

           TOTAL PREFERRED STOCK                2,469,138
           (Cost $2,095,312)                -------------

           TOTAL LONG TERM
           INVESTMENTS                      $  67,558,547
           (Cost $63,410,120)               -------------

SHORT TERM INVESTMENT -- 2.88%

 1,997,095 Fidelity Institutional Treasury
           Portfolio                            1,997,095
                                            -------------
           TOTAL SHORT TERM
           INVESTMENT                           1,997,095
           (Cost $1,997,095)                -------------

TOTAL INVESTMENTS -- 100.08%                   69,555,642
           (Cost $65,407,215)               -------------

NET OTHER ASSETS AND
           LIABILITIES -- (0.08)%                (54,211)
                                            -------------

TOTAL NET ASSETS -- 100.00%                 $  69,501,431
                                            -------------

*    Non income producing security

(a) Represents a restricted security, purchased under Rule 144A, section 4(2)g which is exempt registration under the securities Act of 1933 as amended. At December 31, 2009 the securities had an aggregate value of $1,350,696, which represented 1.9% of net assets.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS


HENDERSON INTERNATIONAL EQUITY FUND
DECEMBER 31, 2009 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS             % OF NET
A PERCENTAGE OF NET ASSETS:             ASSETS
----------------------------------------------
Diversified Banks                        6.25%
Diversified Capital Markets              4.32
Integrated Telecommunication Services    4.04
Diversified Metals & Mining              3.85
Health Care Equipment                    3.55
Electronic Equipment & Instruments       3.31
Pharmaceuticals                          2.92
Industrial Machinery                     2.82
Oil & Gas Equipment & Services           2.73
Food Retail                              2.67
Industrial Conglomerates                 2.62
Electronic Components                    2.59
Household Appliances                     2.41
Construction & Engineering               2.38
Brewers                                  2.31
Apparel, Accessories & Luxury Goods      2.22
Hotels, Resorts & Cruise Lines           2.16
Electronic Manufacturing Services        2.10
Casinos & Gaming                         2.04
Heavy Electrical Equipment               2.00
Environmental & Facilities Services      1.99
Software                                 1.94
Oil & Gas Exploration & Production       1.92
Human Resource & Employment Services     1.86
Electric Utilities                       1.83
Computer & Electronics Retail            1.65
Motorcycle Manufacturers                 1.55
Restaurants                              1.51
Office Electronics                       1.45
Regional Banks                           1.41
Security & Alarm Services                1.36
Property & Casualty Insurance            1.36
Asset Management & Custody Banks         1.33
Application Software                     1.30
Communications Equipment                 1.28
Research & Consulting Services           1.26
Diversified Real Estate Activities       1.26
Agricultural Products                    1.23
Data Processing & Outsourced Services    1.22
Integrated Oil & Gas                     1.19
Movies & Entertainment                   1.15
Life & Health Insurance                  1.13
Life Sciences Tools & Services           0.98
Investment Banking & Brokerage           0.94
Marine Ports & Services                  0.73
Real Estate Development                  0.70
Industrial Gases                         0.43
Automotive Retail                        0.43


INDUSTRY CONCENTRATION AS            % OF NET
A PERCENTAGE OF NET ASSETS:            ASSETS
----------------------------------------------
IT Consulting & Other Services           0.40%
Packaged Foods & Meats                   0.36
Drug Retail                              0.30
Specialty Stores                         0.25
Distillers & Vintners                    0.21
                                     --------
Long Term Investments                   97.20
Short Term Investment                    2.88
                                     --------
Total Investments                      100.08
Net Other Assets and Liabilities        (0.08)
                                     --------
                                       100.00%
                                     ========


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009
                                                                                              INTERNATIONAL
                                                                                                     EQUITY
                                                                                                       FUND
============================================================================================================
ASSETS:
Investments, at value
Securities                                                                                    $  67,558,547
Short term investments                                                                            1,997,095
------------------------------------------------------------------------------------------------------------
   Total investments, at value                                                                   69,555,642
Foreign cash, at value                                                                              227,059
Dividends and interest receivable                                                                    39,068
Receivable for fund shares sold                                                                   1,301,975
Prepaid expenses and other assets                                                                    20,148
------------------------------------------------------------------------------------------------------------
   Total Assets                                                                                  71,143,892
------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                                                       1,546,907
Payable for fund shares redeemed                                                                      4,470
Payable to investment adviser                                                                        25,329
Accrued expenses and other payables                                                                  65,755
------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                              1,642,461
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $  69,501,431
============================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                                               $  67,712,398
Accumulated undistributed net investment income                                                     (69,124)
Accumulated net realized loss on investments and foreign currency transactions                   (2,288,333)
Net unrealized appreciation of investments and foreign currencies                                 4,146,490
------------------------------------------------------------------------------------------------------------
                                                                                              $  69,501,431
============================================================================================================
NET ASSETS:
Class I Shares                                                                                $  69,501,431
============================================================================================================
SHARES OUTSTANDING:
Class I Shares (unlimited number of shares authorized)                                            8,812,371
============================================================================================================
CLASS I SHARES:
Net asset value and redemption price per share                                                        $7.89
============================================================================================================
Investments, at cost                                                                          $  65,407,215
============================================================================================================
Foreign cash, at cost                                                                             $ 225,317
============================================================================================================

The Fund may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                           INTERNATIONAL
                                                                  EQUITY
                                                                    FUND
=========================================================================
INVESTMENT INCOME:
Dividends                                                       $225,361
Interest                                                           1,218
Foreign taxes withheld                                           (13,098)
-------------------------------------------------------------------------
   Total Investment Income                                       213,481
-------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                         154,067
Custodian fees                                                    98,168
Accounting fees                                                   43,628
Registration and filing fees                                      41,828
Audit fees                                                        36,248
Legal fees                                                        13,456
Printing and postage fees                                         10,183
Administrative fees                                                4,902
Offering expenses                                                  3,471
Transfer agent fees                                                3,456
Compliance Officer fees                                            1,045
Trustees' fees and expenses                                          751
Miscellaneous fees                                                 4,755
-------------------------------------------------------------------------
   Total Expenses                                                415,958
-------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser       (208,355)
-------------------------------------------------------------------------
   Net Expenses                                                  207,603
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                              5,878
-------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss from:
   Investment transactions                                      (699,221)
   Foreign currency transactions                                 (78,147)
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                 4,891,902
   Translation of other assets and liabilities                    (1,514)
-------------------------------------------------------------------------
   Net Realized and Unrealized Gain                            4,113,020
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $4,118,898
=========================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS


STATEMENT OF CHANGES IN NET ASSETS
INTERNATIONAL EQUITY FUND

                                                                                 YEAR ENDED               PERIOD ENDED
                                                                          DECEMBER 31, 2009         DECEMBER 31, 2008*
======================================================================================================================
Net investment income                                                                $5,878                    $41,960
Net realized loss on investments and foreign currency transactions                 (777,368)                (1,528,563)
Net change in unrealized appreciation/depreciation of investments
   and foreign currency translations                                              4,890,388                   (743,898)
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                   4,118,898                 (2,230,501)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class I Shares                                                                   (54,276)                   (90,861)
----------------------------------------------------------------------------------------------------------------------
                                                                                    (54,276)                   (90,861)
----------------------------------------------------------------------------------------------------------------------
Net increase in Fund share transactions:
   Class I Shares                                                                63,658,147                  4,100,024
----------------------------------------------------------------------------------------------------------------------
                                                                                 63,658,147                  4,100,024
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                       67,722,769                  1,778,662
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                               1,778,662                         --
----------------------------------------------------------------------------------------------------------------------
End of period                                                                   $69,501,431                 $1,778,662
======================================================================================================================
Accumulated undistributed net investment income/(loss)                             $(69,124)                   $52,305
======================================================================================================================

* Inception date for the International Equity Fund was January 31, 2008.

See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS


STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL EQUITY FUND

                                              YEAR ENDED            PERIOD ENDED
                                       DECEMBER 31, 2009      DECEMBER 31, 2008*
================================================================================
AMOUNT
CLASS I SHARES:
Sold                                         $64,595,673             $5,108,300
Issued as reinvestment of dividends               24,296                 90,861
Redeemed                                        (961,822)**          (1,099,137)
--------------------------------------------------------------------------------
Net increase                                 $63,658,147             $4,100,024
================================================================================
SHARES
CLASS I SHARES:
Sold                                           8,625,861                488,715
Issued as reinvestment of dividends                3,079                 16,491
Redeemed                                        (130,288)              (191,487)
--------------------------------------------------------------------------------
Net increase                                   8,498,652                313,719
================================================================================


*    Inception date for the International Equity Fund was January 31, 2008.

**   Amounts shown are inclusive of redemption fees.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED



                                      INCOME (LOSS) FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                      -----------------------------------------   --------------------------------------
                                                       NET                        DIVIDENDS  DISTRIBUTIONS
                            NET ASSET             REALIZED AND       TOTAL          FROM        FROM NET
                              VALUE,      NET      UNREALIZED        FROM            NET        REALIZED
                            BEGINNING INVESTMENT  GAIN (LOSS) ON   INVESTMENT     INVESTMENT    CAPITAL        TOTAL
                            OF PERIOD   INCOME     INVESTMENTS     OPERATIONS       INCOME       GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
CLASS I
Year Ended 12/31/2009         $5.67     0.00*(b)      2.23           2.23           (0.01)       0.00         (0.01)
Period Ended 12/31/2008 (a)  $10.00     0.11 (b)     (4.13)         (4.02)          (0.31)       0.00         (0.31)

(a) The Henderson International Equity Fund commenced operations on January 31, 2008.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(*)  Amount shown is less than $0.01 per share.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

FINANCIAL HIGHLIGHTS

                                                                                  RATIOS TO AVERAGE NET ASSETS:
                                                                         ----------------------------------------------
                                                                                                    ANNUALIZED RATIO OF
                                                                          ANNUALIZED    ANNUALIZED   OPERATING EXPENSES
                                                                           RATIO OF      RATIO OF     TO AVERAGE NET
                                        NET ASSET            NET ASSETS,  OPERATING  NET INVESTMENT    ASSETS WITHOUT
                                         VALUE,                END OF    EXPENSES TO     INCOME       WAIVERS AND/OR    PORTFOLIO
                             REDEMPTION  END OF     TOTAL      PERIOD      AVERAGE     TO AVERAGE         EXPENSES      TURNOVER
                                FEES     PERIOD   RETURN (c)    (000)     NET ASSETS    NET ASSETS       REIMBURSED       RATE
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
CLASS I
Year Ended 12/31/2009
Period Ended 12/31/2008 (a)     0.00*    $7.89     39.26%      $69,501      1.15%          0.03%            2.31%           64%
                                0.00     $5.67   (40.15)%       $1,779      1.15%          1.36%            6.40%          114%


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among nine series: Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Global Technology Fund, Henderson International Equity Fund, Henderson International Opportunities Fund, Henderson Japan-Asia Focus Fund, Henderson Money Market Fund and Henderson Worldwide Income Fund are included in separate shareholder reports and may have different fiscal year ends and the Henderson International Equity Fund (the "Fund") is the only series included in this report. The Fund is non-diversified and offers Class I shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Board of Trustees of the Trust, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Fund.

The Fund adopted Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 820 Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value generally accepted accounting principles ("GAAP") and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. ASC 820 established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     o    Level 1 -- quoted prices in active markets for identical investments

     o Level 2 -- other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level
2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS



the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value:

            QUOTED PRICES
                IN ACTIVE   SIGNIFICANT
              MARKETS FOR         OTHER   SIGNIFICANT
                IDENTICAL    OBSERVABLE  UNOBSERVABLE
                   ASSETS        INPUTS        INPUTS
DESCRIPTION      (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      TOTAL
------------------------------------------------------------------
Common Stocks
 Austria       $1,391,857    $       --           $--   $1,391,857
 Belgium        2,499,300            --            --    2,499,300
 Brazil         1,587,091            --            --    1,587,091
 China          2,182,807            --            --    2,182,807
 France           147,408            --            --      147,408
 Germany        2,913,444            --            --    2,913,444
 Hong Kong      2,711,248            --            --    2,711,248
 India            584,647       563,314            --    1,147,961
 Indonesia      1,234,021            --            --    1,234,021
 Italy          2,420,209            --            --    2,420,209
 Japan         12,760,046            --            --   12,760,046
 Netherlands    1,801,899            --            --    1,801,899
 Singapore      7,943,277            --            --    7,943,277
 Spain          2,883,477            --            --    2,883,477
 Switzerland    7,139,280            --            --    7,139,280
 Taiwan         2,178,145       787,382            --    2,965,527
 United
  Kingdom      11,360,557            --            --   11,360,557
Total Common
 Stock         63,738,713     1,350,696            --   65,089,409
------------------------------------------------------------------
Preferred Stock
 Germany        2,469,138            --            --    2,469,138
------------------------------------------------------------------
Total Preferred
 Stock          2,469,138            --            --    2,469,138
------------------------------------------------------------------
Short Term
 Investment     1,997,095            --            --    1,997,095
------------------------------------------------------------------
Total
 Investments   68,204,946     1,350,696            --   69,555,642
------------------------------------------------------------------
Total         $68,204,946    $1,350,696           $--  $69,555,642
==================================================================

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles,

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS



requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Fund adopted FASB Accounting Standards Codification Topic ASC 815, Disclosures about Derivative and Hedging ("ASC 815"). ASC 815 requires enhanced disclosures about (a) how an entity uses derivatives instruments (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect the Fund's financial position and financial performance. This includes qualitative and quantitative disclosures on derivative positions existing at period end and the affect of using derivatives during the reporting period. The Fund did not engage in any forward currency contracts during the year ended December 31, 2009.

The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund receives a fee from the borrower or retains all or a portion of the interest received on investment of cash collateral. Income earned from securities lending is reflected as Net securities lending income on the Statement of Operations. The Fund may call such loans in order to sell the securities involved. During the year ended December 31, 2009, the Fund had no transactions in securities lending.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

FEDERAL INCOME TAXES

The Trust's policy is that the Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund intends to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2009 the Fund had the following capital loss carryforwards:

                            EXPIRING ON   EXPIRING ON
                           DECEMBER 31,  DECEMBER 31,
                                   2016          2017
-----------------------------------------------------
International Equity Fund      $335,950    $1,519,304
=====================================================

At December 31, 2009, the Fund had the following deferred post-October losses which will be recognized on the first day of the following year:

                          CAPITAL LOSS
                              DEFERRED
--------------------------------------
International Equity Fund     $331,251
--------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS



federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at December 31, 2009, the Fund reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

                         ACCUMULATED
                       UNDISTRIBUTED
                                 NET     ACCUMULATED
               PAID-IN    INVESTMENT    NET REALIZED
               CAPITAL  INCOME/(LOSS)     GAIN/(LOSS)
----------------------------------------------------
International
 Equity Fund  $(4,983)      $(73,030)        $78,013
----------------------------------------------------

These reclassifications relate to the deductibility of certain expenses and the character of realized gain/losses on foreign currency transactions and PFIC transactions for tax purposes and had no impact on the net asset value of the Fund.

The tax character of distributions paid during the period ended December 31, 2008 and the year ended December 31, 2009 were as follows:

PERIOD ENDED                                 ORDINARY
DECEMBER 31, 2008                              INCOME
-----------------------------------------------------
International Equity Fund                     $90,861
=====================================================

YEAR ENDED                                   ORDINARY
DECEMBER 31, 2009                              INCOME
-----------------------------------------------------
International Equity Fund                     $54,279
=====================================================

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

                          UNDISTRIBUTED
                               ORDINARY   UNREALIZED
                                 INCOME APPRECIATION
----------------------------------------------------
International Equity Fund      $130,639   $3,847,185
----------------------------------------------------

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Fund's investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Fund and receives a management fee for such services. HGINA receives a fee for its services, paid based on the Fund's average daily net assets as set forth below.

International Equity Fund       First $250 million      0.85%
                                Next $250 million       0.80%
                                Next $500 million       0.75%
                                Over $1 billion         0.65%
-------------------------------------------------------------

Pursuant to a separate contractual Expense Limitation Agreement HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual expenses, less distribution and service fees, to 1.15% of average daily net assets. This agreement is effective through July 31, 2020.

Henderson Investment Management Limited ("HIML") is the sub-adviser for the Fund pursuant to a Sub-Advisory Agreement. HIML is also an indirect wholly owned subsidiary of Henderson Group plc.

HIML receives a fee for its services, paid by HGINA from its management fee, based on the Fund's average daily net assets as set forth below:

International Equity Fund       First $250 million      0.35%
                                Next $250 million       0.30%
                                Next $500 million       0.25%
                                Over $1 billion         0.20%
-------------------------------------------------------------

At December 31, 2009, HGINA owned the following number of shares in the Fund:

                                                        SHARES
--------------------------------------------------------------
International Equity Fund               1.20%          105,633
==============================================================

NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the compliance officers are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees' fees and expenses in the Statements of Operations.

The Fund bears a portion of the compensation paid to the compliance officers who perform services for the Trust. This compensation is reflected as Compliance Officer fees in the Statements of Operations.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS



NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments and U.S. government securities, for the Fund during the year ended December 31, 2009, were as follows:

                             PURCHASES         SALES
----------------------------------------------------
International Equity Fund  $73,594,815   $11,926,095
====================================================

The U.S. federal income tax basis of the Fund's investments at December 31, 2009, and the gross unrealized appreciation and depreciation, were as follows:


-------------------------------------------
Cost                            $65,706,613
-------------------------------------------
Gross unrealized appreciation     4,851,086
-------------------------------------------
Gross unrealized depreciation    (1,002,057)
-------------------------------------------
Net unrealized appreciation       3,849,029
-------------------------------------------

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of December 31, 2009.

NOTE 6. SIGNIFICANT CONCENTRATIONS

The Fund invests a substantial percentage of its assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Fund invests may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

The Fund may invest a high percentage of its net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

NOTE 7. BORROWING ARRANGEMENTS

The Trust has a $100 million credit facility that was entered on February 4, 2009 to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25% . In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds. The commitment fee is included in Miscellaneous fees on the Statement of Operations. No amounts were borrowed under this facility during the year ended December 31, 2009.

NOTE 8. REDEMPTION FEE

The Fund may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Fund and not paid to HGINA or its affiliates. Redemption fees are included in Amount Redeemed on the Statements of Changes -- Capital Stock Activity. Redemptions fees during the year ended December 31, 2009 were as follows:

                          REDEMPTION FEES
-----------------------------------------
International Equity Fund            $636
-----------------------------------------

NOTE 9. RECENT ACCOUNTING STANDARDS

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification ("the Codification") as the single source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. The Codification supersedes existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund's financial statements or disclosures.

NOTE 10. SUBSEQUENT EVENTS

In accordance with the provisions set forth in FASB Accounting Standards Codification Topic 855, Subsequent Events ("ASC 855"), adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through February 26, 2010, Management has determined that there are no material events that would require adjustment to our disclosure in the Fund's financial statements through this date, which is the date the financial statements were issued.

HENDERSON GLOBAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Henderson International Equity Fund (the
Fund), one of the funds constituting Henderson Global Funds, as of December 31, 2009, and the related statement of operations for the year then ended and, the statement of changes in net assets and the financial highlights for the year then ended and for the period from January 31, 2008 (inception) and December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolio constituting the Henderson Global Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period from January 31, 2008 (inception) and December 31, 2008 in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 26, 2010

                                                           /s/ ERNST & YOUNG LLP

HENDERSON GLOBAL FUNDS                                         OTHER INFORMATION
                                                                     (UNAUDITED)

PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2009 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at www.henderson.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Fund has filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling
866.443.6337 or by visiting the Funds' website at www.henderson.com.

FEDERAL TAX INFORMATION

Certain tax information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2009. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2010, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854 (b)(2) of the Internal Revenue Code, the Fund designated qualified dividends for the fiscal year ended December 31, 2009 in the amount of $225,361.

SHAREHOLDER EXPENSE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To

HENDERSON GLOBAL FUNDS                                         OTHER INFORMATION
                                                                     (UNAUDITED)

do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Fund Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

                             CLASS I
------------------------------------
International Equity Fund      1.15%
------------------------------------

Please note that the expenses do not reflect shareholder transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on page 5. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

TABLE 1
              BEGINNING         ENDING
                ACCOUNT        ACCOUNT     EXPENSES
                  VALUE          VALUE         PAID
                JULY 1,   DECEMBER 31,       DURING
ACTUAL             2009           2009  THE PERIOD*
---------------------------------------------------
International
Equity Fund
Class I       $1,000.00      $1,203.71        $6.39
---------------------------------------------------

TABLE 2

HYPOTHETICAL  BEGINNING         ENDING
(ASSUMING A     ACCOUNT        ACCOUNT    EXPENSES
5% RETURN         VALUE          VALUE        PAID
BEFORE          JULY 1,   DECEMBER 31,      DURING
EXPENSES)          2009           2009 THE PERIOD*
---------------------------------------------------
International
Equity Fund
Class I       $1,000.00      $1,019.20      $5.85
---------------------------------------------------


* Expenses are equal to the Fund's Class I shares annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 365 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS                                     TRUSTEES AND OFFICERS
                                                                     (UNAUDITED)

                       POSITION(S)    TERM OF                                                          OTHER
NAME, ADDRESS AND      WITH           OFFICE AND        PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
AGE(1)                 THE TRUST(2)   TIME SERVED(3)    DURING PAST FIVE YEARS                         HELD
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 70     Chairman       Since 2001        President, KCI Inc. (private s-corporation     None
                       and Trustee                      investing in non-public investments.)
Roland C. Baker, 71    Trustee        Since 2001        Consultant to financial services industry.     Director, North
                                                                                                       American Company for
                                                                                                       Life and Health
                                                                                                       Insurance (a provider
                                                                                                       of life insurance,
                                                                                                       health insurance and
                                                                                                       annuities); Director,
                                                                                                       Midland National Life
                                                                                                       Insurance Company (an
                                                                                                       affiliate of North
                                                                                                       American Company for
                                                                                                       Life and Health
                                                                                                       Insurance).

Faris F. Chesley, 71   Trustee        Since 2002        Chairman, Chesley, Taft & Associates, LLC,     None
                                                        since 2001; Vice Chairman, ABN-AMRO, Inc.
                                                        (a financial services company), 1998-2001.

INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
----------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield4, 43 Trustee and    Since 2001        Director, Global Distribution,                 None
                       President                        Henderson Global Investors.

Kenneth A. Kalina, 50  Chief          Since 2005        Chief Compliance Officer, HGINA, 2005; Chief   N/A
                       Compliance                       Compliance Officer, Columbia Wanger Asset
                       Officer                          Management, L.P., 2004-2005; Compliance
                                                        Officer, Treasurer and Chief Financial Officer
                                                        Columbia Wanger Asset Management, L.P.,
                                                        2000-2005.

Alanna P. Nensel, 34   Vice President Since 2002        Director, Retail Marketing and Product         N/A
                                                        Management, HGINA, since 2006 and
                                                        Associate Director, Head of Marketing and
                                                        Product Management, HGINA, 2003-2006.

Scott E. Volk, 38      Vice President Since 2001        Director, Retail Finance and Operations,       N/A
                                                        HGINA.

HENDERSON GLOBAL FUNDS                                     TRUSTEES AND OFFICERS
                                                                     (UNAUDITED)

                        POSITION(S)   TERM OF                                                         OTHER
NAME, ADDRESS AND       WITH          OFFICE AND          PRINCIPAL OCCUPATIONS                       DIRECTORSHIPS
AGE(1)                  THE TRUST(2)  TIME SERVED(3)      DURING PAST FIVE YEARS                      HELD
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF   THE TRUST
-------------------------------------------------------------------------------------------------------------------
Christopher K.          Secretary     Since 2004          Legal Counsel, HGINA                        N/A
Yarbrough, 35

Troy M. Statczar, 38    Treasurer     Since               Head of US Fund Administration and          N/A
                                      September 2008      Accounting, HGINA, since July 2008,
                                                          Senior Vice President, Citigroup 2005-2008.
Richard J. Mitchell, 46 Assistant     Since 2007          Assistant Treasurer, HGINA, since 2007;     N/A
                        Treasurer                         Assistant Treasurer, Bank of New York,
                                                          2006-2007; Supervisor, The BISYS Group;
                                                          2002-2006.

(1.) Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL
     60611. Age is as of December 31, 2009.

(2.) Currently, all Trustees oversee all nine series of the Trust.

(3.) A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

(4.) This Trustee is an interested person of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.800.657.1493.

HENDERSON GLOBAL FUNDS

TRUSTEES                                    INVESTMENT ADVISER
C. Gary Gerst, Chairman                     Henderson Global Investors (North America) Inc.
Roland C. Baker                             737 North Michigan Avenue, Suite 1700
Faris F. Chesley                            Chicago, IL 60611
Sean Dranfield
                                            TRANSFER AGENT
OFFICERS                                    State Street Bank & Trust Company
Sean Dranfield, President                   State Street Financial Center
Alanna P. Nensel, Vice President            One Lincoln Street
Scott E. Volk, Vice President               Boston, MA 02111
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer FOR MORE INFORMATION
Troy M. Statczar, Treasurer                 Please call 1.800.657.1493
Richard J. Mitchell, Assistant Treasurer    or visit our website:
                                                          www.henderson.com

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor (February, 2010)

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

   This notice describes the privacy practices followed by Henderson
Global Funds.

   Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

   In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.henderson.com.

   In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

   Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

   For questions concerning this policy, please contact us by writing to:
Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

LOGO: Henderson Global Investors                          HENDERSON GLOBAL FUNDS
                                                           Picture of two globes

ANNUAL REPORT
DECEMBER 31, 2009

MONEY MARKET FUND
WORLDWIDE INCOME FUND

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ...................................................     1
MONEY MARKET FUND
Portfolio overview .......................................................     2
WORLDWIDE INCOME FUND
Commentary ...............................................................     3
Performance summary ......................................................     4
PORTFOLIOS OF INVESTMENTS ................................................     5
STATEMENTS OF ASSETS AND LIABILITIES .....................................     9
STATEMENTS OF OPERATIONS .................................................    10
STATEMENTS OF CHANGES IN NET ASSETS ......................................    12
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY ...........................    14
FINANCIAL HIGHLIGHTS .....................................................    16
NOTES TO FINANCIAL STATEMENTS ............................................    18
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................    27
OTHER INFORMATION ........................................................    28
TRUSTEES AND OFFICERS ....................................................    30
MASTER PORTFOLIO FINANCIAL STATEMENTS AND NOTES ..........................    33

The Henderson Money Market Fund is a feeder fund that invests substantially all of its assets in the State Street Money Market Portfolio. The financial statements of the State Street Money Market Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Henderson Money Market Fund's financial statements.

The Henderson Worldwide Income Fund may invest in high yield, lower rated (junk) bonds which involve a greater degree of risk than investment grade bonds. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. Moreover, the Fund is subject to interest rate risk which is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. The Fund may borrow money which may adversely affect the return to shareholders of the Fund, also known as leverage risk.

The views in this report were those of the Fund managers as of December 31, 2009, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

HENDERSON GLOBAL FUNDS                                    LETTER TO SHAREHOLDERS

Dear shareholder,

We are pleased to provide the annual report for the Henderson Money Market Fund and the Henderson Worldwide Income Fund, which covers the period ended December 31, 2009.

Equity markets staged a remarkable recovery in 2009 that few would have believed possible at the beginning of the year. Global stocks rose as risk aversion subsided, economic data improved, valuations looked compelling and company earnings rebounded. In particular, commodity markets staged a solid rebound, benefitting from tight supply conditions and rising demand. Over the year, most developed markets posted gains in excess of 25% with the only laggard being Japan, whose export-driven economy has suffered significantly as a result of the strong yen.

Emerging markets were driven higher in 2009 by strong productivity growth combined with robust oil and commodity prices. In addition, Asian consumers' high savings rates and relatively low levels of debt has helped them to weather the credit crisis and provides significant potential for increased consumption. However, given the strong performance of emerging markets in the past year, valuations in some countries are now looking stretched relative to the developed world and a number of risks remain.

Bond markets were driven lower over the year by a combination of factors, including a decrease in risk aversion early in the year followed by a trough and recovery in global economic growth and finally concerns over heavy bond issuance. Rising interest rates, a return of headline inflation and the rapid pace of bond issuance could cause difficulties for bond markets to continue.

Looking forward, we believe the equity market rally will continue during the first half of 2010 due to earnings growth and positive surprises in both industrial production and household consumption. Strong government spending, low interest rates and a stabilizing labor market should allow growth to continue to improve until at least mid-2010. Central banks' main policy tool of quantitative easing, or injecting new money into the financial system, appears to be nearing an end, and we expect the majority of central banks to begin to normalize monetary policy during the year.

The growth outlook for the second half of 2010 remains somewhat less certain as spending from government fiscal measures is set to wane later in the year. However, signs of decreasing household debt, a sustained pickup in economic activity, and continuing improvement in leading labor market indicators lead us to believe that a virtuous cycle of employment, income and consumption growth will establish itself in 2010.

We recognize that the rate of growth and improvement may be slow or even flat at times, but we believe that there will still be many opportunities created for savvy investors. Our bottom-up investment process has helped us in both up and down markets to identify differentiated investment ideas that can bring value to our clients' portfolios. We look forward to the opportunities that lie ahead and to serving your financial needs in the years to come, and we appreciate your trust and support in our Funds.

/S/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS                                        PORTFOLIO OVERVIEW

MONEY MARKET FUND

PORTFOLIO CONSTRUCTION*
(AS A % OF LONG-TERM INVESTMENTS)

PIE CHART:

Yankee Certificates of Deposit                                             42.6%
Commercial Paper                                                           23.8
Repurchase Agreements                                                      16.9
Euro Certificates of Deposit                                                8.2
Bank Notes                                                                  3.7
Certificates of Deposit                                                     2.1
US Government Agency Obligations                                            1.2
Time Deposits                                                               0.8
Medium Term Notes                                                           0.7

MATURITIES LADDER AS OF DECEMBER 31, 2009*

1-7 Days                                                                   23.8%
--------------------------------------------------------------------------------
8-30 Days                                                                  20.4%
--------------------------------------------------------------------------------
31-60 Days                                                                 25.3%
--------------------------------------------------------------------------------
61+ Days                                                                   30.5%
--------------------------------------------------------------------------------
Average Maturity                                                         44 Days
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
TOTAL RETURNS AS OF DECEMBER 31, 2009

                                       NASDAQ        SIX                  SINCE
AT NAV                                 SYMBOL        MONTHS        INCEPTION(1)
-------------------------------------------------------------------------------
Class A                                HFAXX          0.03%               0.09%
-------------------------------------------------------------------------------
Class B                                HFBXX          0.03                0.09
-------------------------------------------------------------------------------
Class C                                HFCXX          0.03                0.09
-------------------------------------------------------------------------------
Class Z                                HFZXX          0.03                0.09
-------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------
Class A                                               0.03%               0.09%
-------------------------------------------------------------------------------
Class B                                              -4.97               -4.91
-------------------------------------------------------------------------------
Class C                                              -0.97               -0.91
-------------------------------------------------------------------------------
Class Z                                               0.03                0.09
-------------------------------------------------------------------------------
CURRENT 7 DAY YIELD - CLASS A                                             0.05%
-------------------------------------------------------------------------------

*Portfolio construction and maturities ladder represents the composition of the underlying holdings in the State Street Money Market Portfolio, whose financial statements are included elsewhere in this report.

(1) For the period from April 20, 2009 (commencement of operations) to December 31, 2009. Total returns less than 1 year are not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIOS (GROSS) FOR CLASS A, B, C, AND Z SHARES ARE 1.03%, 1.78%, 1.78% AND 0.78% RESPECTIVELY. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT THE TOTAL OPERATING EXPENSES DO NOT EXCEED 0.40% FOR CLASS A, B, C AND Z SHARES, WHICH IS IN EFFECT UNTIL JULY 31, 2012. FOR THE MOST RECENT MONTH-END PERFORMANCE, VISIT WWW.HENDERSONGLOBALINVESTORS.COM OR CALL 1.866.443.6337.

Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. Yields are historical, will fluctuate and do not guarantee future performance. The 7 day current yield refers to the income paid by the portfolio over a 7 day period expressed as an annual percentage rate of the Fund's shares outstanding.

AN INVESTMENT IN THE HENDERSON MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

HENDERSON GLOBAL FUNDS                                                COMMENTARY

WORLDWIDE INCOME FUND

2009 was an extraordinary year for credit investors. Markets lurched lower in the spring as confidence evaporated in financial markets. Global action by the main central banks washed the world with liquidity and asset purchase programs of such enormous magnitude they managed to change sentiment.

This new found optimism brought a plethora of rights issues, tenders and bond extensions, convertible bond offerings and asset disposals all of which are good news for holders of the debt. Crucially, the stabilization of markets since March provided the breathing space for these events to occur. This turned into a positive cycle whereby one company's refinancing improved credit spreads thereby lowering default expectations and thus facilitating more refinancing. Investment grade industrial credit markets rallied first followed by banking bonds, then high yield and most encouraging and more recently the leveraged loan market and even the asset backed market has shown sign of stabilization.

--------------------------------------------------------------------------------
WORLDWIDE INCOME FUND
TOP 10 LONG-TERM HOLDINGS

                                                                AS A PERCENTAGE
SECURITY                                                          OF NET ASSETS
-------------------------------------------------------------------------------
STANDARD CHARTERED PLC                                                3.2%
NORDIC TELEPHONE COMPANY APS                                          3.0
HCA, INC.                                                             2.7
WIND ACQUISITION FINANCE S.A.                                         2.6
FS FUNDING AS                                                         2.6
IMPRESS HOLDINGS B.V.                                                 2.5
ABERDEEN ASSET MANAGEMENT PLC                                         2.4
LEVI STRAUSS & CO.                                                    2.4
SERVICE CORP INTERNATIONAL                                            2.4
COGNIS GMBH                                                           2.2
--------------------------------------------------------------------------------

Following strong performance since March, the Fund was reshaped somewhat in June. A number of the larger positions were reduced in order to manage issuer concentration risks. Proceeds were used to introduce new holdings into the Fund. Towards the fall we increased exposure to European financial bonds, which contributed significantly to returns.

Throughout the year, we continued to buy more credit risk, and reduce government bond risk - this was expressed at the physical bond level by selling best quality investment grade bonds into lower interest rate sensitive but higher credit risk high yield names. The Fund's duration (interest rate sensitivity) was maintained at relatively low levels around 3 to 3.5 years. In addition we began using interest rate futures to manage this risk.

For the five month reporting period of 8/1/09 through 12/31/09, the Worldwide Income Fund returned 13.82% (Class A shares at NAV) versus the benchmark, the Barclays capital Global Aggregate Bond (ex US MBS) Index, return of 3.21%. High beta areas of the credit market such as subordinated financial bonds and high yield performed very well. Indeed, the strongest positive contributors to performance were all bonds issued by banks and insurance companies - of particular note being Swiss Re and Barclays. The high yield bonds also were very strong: Cognis, a chemical company, and Bombardier Aerospace also outperformed significantly among many others. One problematic bond, Arran, which had been marked down heavily, recovered with the general uplift in asset prices.

The Fund had a few disappointing credits during the period. Wind Hellas, a high yield Greek Telecommunications company which suffered liquidity issues announced it was seeking to reorganize its capital structure was exited at a loss. Belevedere, a French based drinks group which had defaulted was also sold. Bayerische Landesbank, a German bank was also sold at a loss given an uncertain outlook.

Going forward, we remain very focused on the supply and demand dynamics of sovereign bond markets, both domestically and internationally. Bond vigilantes are getting increased press coverage and we are acutely aware of not only the natural evolution of rising bond yields as the economies recover, but also of a more pronounced sell off that could affect credit and equity markets. As ever, this tightrope is being walked by the Central Bankers and we feel it will be the dominant theme for 2010. In the medium term, a rise in government bond yields as Central Banks exit from their unconventional policies and eventually raise rates is of concern. Interest rate risk may be a greater threat to credit markets than default rates in coming quarters.

THE RECENT GROWTH RATE IN THE STOCK MARKET HAS HELPED TO PRODUCE SHORT TERM RETURNS FOR SOME ASSET CLASSES THAT ARE NOT TYPICAL AND MAY NOT CONTINUE IN THE FUTURE. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT TERM CHANGES.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

WORLDWIDE INCOME FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

PIE CHART:

United Kingdom                                                             36.5%
United States                                                              24.4
Netherlands                                                                 7.1
France                                                                      6.3
Germany                                                                     6.1
Italy                                                                       4.8
Other                                                                      17.0

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financial                                                                  27.4%
Consumer, Non-cyclical                                                     24.3
Communications                                                             21.1
Industrial                                                                  9.8
Consumer, Cyclical                                                          7.9
Basic Materials                                                             4.5
Other                                                                       5.0

INVESTMENT COMPARISON
Value of $10,000

LINE CHART:

              Barclays Capital            Worldwide Income    Worldwide Income
              Global Aggregate           Fund Class A w/out     Fund Class A
           Bond (ex US MBS) Index           sales charge       w/sales charge

 9/30/2003        10000                        10000                 9525
                   9941                        10220                 9735
                  10089                        10570                10068
                  10458                        11023                10499
                  10492                        11164                10634
                  10540                        11154                10624
                  10669                        11236                10702
                  10245                        11143                10614
                  10308                        10957                10437
                  10328                        11072                10546
                  10310                        11281                10745
                  10547                        11496                10950
                  10690                        11660                11106
                  10974                        11889                11324
                  11316                        12033                11462
12/31/2004        11504                        12195                11616
                  11355                        12168                11590
                  11388                        12359                11772
                  11233                        11970                11401
                  11383                        11832                11270
                  11195                        12029                11458
                  11131                        12227                11646
                  11037                        12417                11827
                  11231                        12465                11873
                  11034                        12388                11800
                  10857                        12243                11662
                  10762                        12375                11787
12/31/2005        10869                        12507                11913
                  11022                        12652                12051
                  10969                        12821                12212
                  10858                        12836                12226
                  11095                        12939                12325
                  11263                        12853                12243
                  11157                        12803                12194
                  11261                        13000                12383
                  11386                        13193                12566
                  11372                        13266                12636
                  11487                        13472                12833
                  11789                        13668                13019
12/31/2006        11615                        13803                13147
                  11482                        13854                13196
                  11734                        13956                13293
                  11761                        14085                13416
                  11904                        14280                13602
                  11702                        14367                13684
                  11650                        14188                13514
                  11911                        13873                13214
                  12049                        13951                13288
                  12348                        14313                13633
                  12561                        14526                13836
                  12802                        14205                13530
12/31/2007        12753                        14267                13589
                  13126                        13725                13073
                  13380                        13496                12855
                  13683                        13358                12724
                  13380                        13786                13131
                  13223                        13838                13181
                  13237                        13305                12673
                  13261                        12974                12358
                  12980                        13081                12459
                  12605                        11655                11101
                  12090                         9243                 8804
                  12412                         8989                 8562
12/31/2008        13283                         8747                 8331
                  12772                         8817                 8399
                  12423                         8517                 8113
                  12726                         8787                 8370
                  12855                         9682                 9222
                  13388                        10729                10220
                  13451                        10967                10446
                  13780                        11585                11035
                  14045                        11982                11412
                  14376                        12581                11983
                  14437                        12907                12293
                  14833                        12984                12367
12/31/2009        14230                        13187                12560

TOTAL RETURNS AS OF DECEMBER 31, 2009+

                                                                                                  SINCE
                                                            NASDAQ   ONE      THREE    FIVE     INCEPTION
AT NAV                                                      SYMBOL   YEAR     YEARS*   YEARS*   (9/30/03)*
-----------------------------------------------------------------------------------------------------------
Class A                                                     HFAAX    50.75%    -1.51%    1.57%    4.52%
-----------------------------------------------------------------------------------------------------------
Class B                                                     HFABX    49.76     -2.13     0.90     3.79
-----------------------------------------------------------------------------------------------------------
Class C                                                     HFACX    49.39     -2.38     0.74     3.69
-----------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-----------------------------------------------------------------------------------------------------------
Class A                                                              43.60%    -3.10%    0.59%    3.71%
-----------------------------------------------------------------------------------------------------------
Class B                                                              45.76     -3.18     0.70     3.79
-----------------------------------------------------------------------------------------------------------
Class C                                                              49.39     -2.38     0.74     3.69
-----------------------------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------------------------
Barclays Capital Global Aggregate Bond (ex US MBS) Index              7.07%     7.01%    4.35%    5.81%
-----------------------------------------------------------------------------------------------------------

* Average annual return.

+ The Worldwide Income Fund changed its fiscal year end from July 31 to December 31.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH SALES CHARGES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OR THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ("CDSC"). CLASS A SHARES ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 4.75%. CLASS B SHARES ARE SUBJECT TO A CDSC WHICH DECLINES FROM 5% THE 1ST YEAR TO 0% AT THE BEGINNING OF THE 7TH YEAR. CLASS C SHARES ARE SUBJECT TO A CDSC OF UP TO 1% ON CERTAIN REDEMPTIONS MADE WITHIN 12 MONTHS OF PURCHASE. PERFORMANCE PRESENTED AT NET ASSET VALUE (NAV), WHICH DOES NOT INCLUDE A SALES CHARGE, WOULD BE LOWER IF THIS CHARGE WERE REFLECTED. NAV IS THE VALUE OF ONE SHARE OF THE FUND EXCLUDING ANY SALES CHARGES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIOS (GROSS) FOR CLASS A, B AND C SHARES ARE 1.63%, 2.38% AND 2.38%, RESPECTIVELY. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES, DO NOT EXCEED 1.31%, 2.06% AND 2.06%, FOR CLASS A, B AND C SHARES, WHICH IS IN EFFECT UNTIL JULY 31, 2020. SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE MAY BE SUBJECT TO A 2.0% REDEMPTION FEE. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1.866.443.6337 OR VISIT THE FUNDS' WEBSITE AT WWW.HENDERSONGLOBALINVESTORS.COM.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective May 19, 2006, the Henderson Income Advantage Fund changed its name, investment objective and policies and became the Henderson Worldwide Income Fund. The Fund's historical performance may not represent current investment policies. The Fund compares its performance to the Barclays Capital Global Aggregate Bond (ex US MBS) Index, which is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage-Backed Securities. The Fund is professionally managed while the index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                PORTFOLIO OF INVESTMENTS

MONEY MARKET FUND
DECEMBER 31, 2009

Mutual Funds - 100.05%

                                                                      VALUE
                                                                   ------------

Investment in State Street Money Market Portfolio(1) - 100.05% ..  $ 53,577,671
-------------------------------------------------------------------------------
TOTAL INVESTMENTS: 100.05%
(Identified cost $53,577,671) ...................................    53,577,671
                                                                   ------------
OTHER ASSETS AND LIABILITIES, NET: (0.05)% ......................       (28,842)
                                                                   ------------
TOTAL NET ASSETS: 100.00% .......................................  $ 53,548,829
                                                                   ============

(1) The financial statements of the State Street Money Market Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Henderson Money Market Fund's financial statements.

Henderson Money Market Fund invests all of its investible assets into the State Street Money Market Portfolio. At December 31, 2009, Henderson Money Market Fund owned 0.35% of the State Street Money Market Portfolio.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
DECEMBER 31, 2009

      FACE                                                                                                                 VALUE
     AMOUNT                                                                              COUPON            MATURITY      (NOTE 2)
----------------                                                                         ------            --------    ------------
CORPORATE BONDS - 88.91%

                   CANADA - 2.00%
EUR   1,000,000    Bombardier, Inc. .................................................     7.250%           11/15/16    $  1,469,389
                                                                                                                       ------------
                   DENMARK - 2.56%
EUR   1,350,000    FS Funding AS ....................................................     8.875             5/15/16       1,882,072
                                                                                                                       ------------
                   FRANCE - 5.64%
USD   2,000,000    AXA S.A. (a) (b) .................................................     6.463            12/14/18       1,570,000
USD   1,500,000    Credit Agricole S.A. (a) (b) .....................................     6.637             5/31/17       1,237,500
EUR   1,000,000    Rhodia S.A. (c) ..................................................     3.492            10/15/13       1,343,953
                                                                                                                       ------------
                                                                                                                          4,151,453
                                                                                                                       ------------
                   GERMANY - 5.50%
EUR   1,100,000    Cognis GmbH ......................................................     9.500             5/15/14       1,632,097
USD   1,100,000    Kabel Deutschland GmbH ...........................................    10.625              7/1/14       1,155,000
EUR     527,000    UnityMedia Hessen GmbH (c) .......................................     3.597             4/15/13         751,703
USD     500,000    UPC Germany GmbH (a) .............................................     8.125             12/1/17         508,125
                                                                                                                       ------------
                                                                                                                          4,046,925
                                                                                                                       ------------
                   IRELAND - 1.50%
EUR     300,000    BCM Ireland Finance, Ltd. (a) (c) ................................     5.714             8/15/16         318,248
EUR     745,000    BCM Ireland Finance, Ltd. ........................................     5.714             8/15/16         790,316
                                                                                                                       ------------
                                                                                                                          1,108,564
                                                                                                                       ------------
                   ITALY - 4.25%
EUR     900,000    Lottomatica SpA (b) ..............................................     8.250             3/31/16       1,236,975
USD     750,000    Wind Acquisition Finance S.A. (a) ................................    12.000             12/1/15         806,250
EUR     700,000    Wind Acquisition Finance S.A .....................................    11.000             12/1/15       1,088,781
                                                                                                                       ------------
                                                                                                                          3,132,006
                                                                                                                       ------------
                   LUXEMBOURG - 3.65%
EUR   1,100,000    Cablecom Luxembourg SCA ..........................................     8.000             11/1/16       1,521,713
USD     550,000    Expro Finance Luxembourg SCA (a) .................................     8.500            12/15/16         548,625
GBP     400,000    Glencore Finance Europe S.A. .....................................     6.500             2/27/19         617,647
                                                                                                                       ------------
                                                                                                                          2,687,985
                                                                                                                       ------------
                   NETHERLANDS - 6.36%
USD     625,000    Allianz Finance II B.V. (b) ......................................     7.250             3/10/10         633,750
USD   2,000,000    Arran Corporate Loans B.V., Class E3 (c) (d) (e) .................     3.503             6/20/25       1,330,000
GBP     500,000    Heineken N.V. ....................................................     7.250             3/10/15         875,105
USD     500,000    Impress Holdings B.V. (a) (c) ....................................     3.409             9/15/13         482,500
EUR   1,000,000    Impress Holdings B.V. (c) ........................................     3.867             9/15/13       1,361,873
                                                                                                                       ------------
                                                                                                                          4,683,228
                                                                                                                       ------------
                   NORWAY - 2.98%
EUR   1,100,000    Nordic Telephone Company ApS (c) .................................     6.222              5/1/16       1,576,905
EUR     400,000    Nordic Telephone Company ApS .....................................     8.250              5/1/16         619,293
                                                                                                                       ------------
                                                                                                                          2,196,198
                                                                                                                       ------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
DECEMBER 31, 2009 (CONTINUED)

      FACE                                                                                                                 VALUE
     AMOUNT                                                                              COUPON            MATURITY      (NOTE 2)
---------------                                                                          ------            --------    ------------
                   UNITED KINGDOM - 32.66%
USD   2,020,000    Aberdeen Asset Management plc (b) ................................     7.900%            5/29/12    $  1,752,350
GBP     850,000    Allied Domecq Financial Services plc .............................     6.625             6/12/14       1,420,832
GBP     650,000    Aviva plc (b) ....................................................     6.125             9/29/22         897,648
EUR   1,000,000    BAA Funding Ltd. .................................................     4.600             2/15/20       1,305,254
USD   1,650,000    Barclays Bank plc (a) (b) ........................................     5.926            12/15/16       1,254,000
USD   2,000,000    Catlin Insurance Co., Ltd. (a) (b) ...............................     7.249             1/19/17       1,480,000
GBP   1,000,000    Daily Mail & General Trust .......................................     5.750             12/7/18       1,379,640
GBP     100,000    Daily Mail & General Trust .......................................     6.375             6/21/27         131,283
GBP     725,000    Imperial Tobacco Finance plc .....................................     8.125             3/15/24       1,348,360
EUR     800,000    Investec Tier I UK LP plc (b) ....................................     7.075             6/24/15         797,054
GBP   1,002,000    ITV plc ..........................................................     5.375            10/19/15       1,420,902
GBP     650,000    Legal & General Group plc (b) ....................................     6.385             5/29/17         816,272
USD   1,100,000    Lloyds TSB Group plc (a) (b) .....................................     6.267            11/14/16         660,806
GBP     550,000    Pipe Holding plc .................................................     7.750             11/1/11         866,151
USD     650,000    Prudential plc (b) ...............................................     6.500             3/23/10         533,000
EUR   1,000,000    Rexam plc (b) ....................................................     6.750             6/29/17       1,200,569
USD   2,700,000    Royal Bank of Scotland Group plc (b) .............................     7.640             9/29/17       1,459,739
USD   3,000,000    Standard Chartered plc (b) .......................................     6.409             1/30/17       2,384,346
GBP     650,000    Standard Life plc (b) ............................................     6.750             7/12/27         942,373
USD   1,500,000    Swiss Re Capital I LP (a) (b) ....................................     6.854             5/25/16       1,213,924
GBP     220,681    Virgin Media plc .................................................     9.750             4/15/14         374,266
GBP     250,000    WPP plc ..........................................................     6.000              4/4/17         410,807
                                                                                                                       ------------
                                                                                                                         24,049,576
                                                                                                                       ------------
                   UNITED STATES - 21.81%
EUR     500,000    Ahold Finance USA LLC ............................................     5.875             3/14/12         770,698
EUR     540,000    Central European Distribution Corp. ..............................     8.000             7/25/12         805,082
USD   1,250,000    Constellation Brands, Inc. .......................................     7.250             5/15/17       1,273,437
USD   1,500,000    DaVita, Inc. .....................................................     6.625             3/15/13       1,511,250
USD   1,000,000    DISH DBS Corp. ...................................................     7.125              2/1/16       1,026,250
EUR     650,000    Fresenius Medical Care Capital Trust V (Preferred) ...............     7.375             6/15/11         983,057
GBP   1,190,000    HCA, Inc. (f) ....................................................     8.750             11/1/10       1,950,920
USD   1,500,000    Iron Mountain, Inc. ..............................................     6.625              1/1/16       1,477,500
EUR   2,500,000    Lehman Brothers UK Capital Funding IV LP (b)(d)(e)(g) ............     5.750             4/25/12              --
EUR   1,200,000    Levi Strauss & Co. ...............................................     8.625              4/1/13       1,737,463
USD   1,740,000    Service Corp International .......................................     7.625             10/1/18       1,731,300
USD     500,000    Sungard Data Systems, Inc. .......................................    10.250             8/15/15         535,000
USD   1,200,000    Wynn Las Vegas LLC ...............................................     6.625             12/1/14       1,165,500
USD   1,000,000    Yum! Brands, Inc. ................................................     6.250             3/15/18       1,092,571
                                                                                                                       ------------
                                                                                                                         16,060,028
                                                                                                                       ------------
                   TOTAL CORPORATE BONDS
                   (Cost $71,445,330) ...............................................                                    65,467,424
                                                                                                                       ------------

     SHARES
----------------
PREFERRED STOCK - 0.60%

                   UNITED STATES - 0.60%
            500    Bank of America Corp. ............................................                                       439,500
                                                                                                                       ------------
                   TOTAL PREFERRED STOCK
                   (Cost $500,000) ..................................................                                       439,500
                                                                                                                       ------------
                   TOTAL LONG TERM INVESTMENTS
                   (Cost $71,945,330) ...............................................                                  $ 65,906,924
                                                                                                                       ------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
DECEMBER 31, 2009 (CONTINUED)

                                                                                                                           VALUE
     SHARES                                                                                                              (NOTE 2)
----------------                                                                                                       ------------
SHORT TERM INVESTMENT - 7.89%

      5,812,433    Fidelity Institutional Treasury Portfolio ........................                                  $  5,812,433

                   TOTAL SHORT TERM INVESTMENT
                   (Cost $5,812,433) ................................................                                     5,812,433
                                                                                                                       ------------
TOTAL INVESTMENTS - 97.40%
                   (Cost $77,757,763) ...............................................                                    71,719,357
                                                                                                                       ------------

NET OTHER ASSETS AND LIABILITIES - 2.60% ............................................                                     1,912,759
                                                                                                                       ------------

TOTAL NET ASSETS - 100.00% ..........................................................                                  $ 73,632,116
                                                                                                                       ============

      (a) Represents a restricted security, purchased under Rule 144A, section 4(2)g which is exempt registration under the securities Act of 1933 as amended. At December 31, 2009 the securities had an aggregate value of $10,079,978, which represented 13.7% of net assets.

      (b) Maturity date is perpetual. Maturity date presented represents the next call date.

      (c) Security is a floating rate bond where the interest rate is adjusted quarterly according to LIBOR interest rate changes.

      (d) Represents a security deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At December 31, 2009 the securities had an aggregate value of $1,330,000, which represented 1.8% of net assets.

      (e) Fair valued at December 31, 2009 as determined in good faith using procedures approved by the Trustees of the Trust.

      (f) Security is segregated as collateral to cover margin requirements on open futures contracts.

      (g)   In default.

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                               % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
--------------------------------------------------------------------------------
Telecommunication Services ...........................................    7.75%
Commercial Banks Non-US ..............................................    7.52
Multi-line Insurance .................................................    5.00
Beverages - Wine / Spirits ...........................................    4.75
Life / Health Insurance ..............................................    4.33
Containers - Metal / Glass ...........................................    4.13
Cable TV .............................................................    3.63
Medical - Hospitals ..................................................    2.65
Diversified Banking Institution ......................................    2.58
Building - Maintenance & Service .....................................    2.56
Cable / Satellite TV .................................................    2.41
Investment Management / Advisory Service .............................    2.38
Apparel Manufacturers ................................................    2.36
Funeral Services & Related Items .....................................    2.35
Chemicals - Diversified ..............................................    2.22
Dialysis Centers .....................................................    2.05
Publishing - Newspapers ..............................................    2.05
Commercial Services ..................................................    2.01
Diversified Manufacturing Operation ..................................    2.00
Television ...........................................................    1.93
Tobacco ..............................................................    1.83
Chemicals - Specialty ................................................    1.83
Other ABS ............................................................    1.81
Airport Development / Maintenance ....................................    1.77
Lottery Services .....................................................    1.68

INDUSTRY CONCENTRATION AS                                               % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
--------------------------------------------------------------------------------
Special Purpose Entity ...............................................    1.65%
Casino Hotels ........................................................    1.58
Retail - Restaurants .................................................    1.48
Medical Products .....................................................    1.33
Brewery ..............................................................    1.19
Diversified Operations ...............................................    1.18
Finance - Commercial .................................................    1.08
Food - Retail ........................................................    1.05
Natural Resources ....................................................    0.84
Oil - Field Services .................................................    0.75
Computer Services ....................................................    0.73
Multimedia ...........................................................    0.56
Telephone - Integrated ...............................................    0.51
                                                                        -------
Long Term Investments ................................................   89.51
Short Term Investment ................................................    7.89
                                                                        -------
Total Investments ....................................................   97.40
Net Other Assets and Liabilities .....................................    2.60
                                                                        -------
                                                                        100.00%
                                                                        =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                             MONEY       WORLDWIDE
                                                                                                            MARKET          INCOME
                                                                                                              FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in State Street Money Market Portfolio, at value                                            $53,577,671   $          --
Investments, at value securities                                                                                --      65,906,924
Short term investments                                                                                          --       5,812,433
-----------------------------------------------------------------------------------------------------------------------------------
   Total investments, at value                                                                          53,577,671      71,719,357
Deposits with brokers for futures contracts                                                                     --          89,515
Dividends and interest receivable                                                                               --       1,384,798
Receivable for fund shares sold                                                                             18,216         182,166
Receivable from broker - variation margin on open futures contracts                                             --          26,960
Forward foreign currency contracts                                                                              --         587,054
Prepaid expenses and other assets                                                                            9,519          20,846
-----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                                         53,605,406      74,010,696
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for fund shares redeemed                                                                            25,089         140,689
Payable for dividends                                                                                          225          64,221
Payable to investment adviser                                                                                   --          15,621
Payable for 12b-1 distribution and service fees                                                                 --          39,696
Accrued expenses and other payables                                                                         31,263         118,353
-----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                                        56,577         378,580
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $53,548,829   $  73,632,116
===================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                                                        $53,548,829   $ 116,422,625
Accumulated undistributed net investment income (loss)                                                          --        (180,351)
Accumulated net realized gain (loss) on investments and foreign currency transactions                           --     (37,168,794)
Net unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies             --      (5,441,364)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       $53,548,829   $  73,632,116
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares                                                                                         $ 3,723,624   $  35,655,524
===================================================================================================================================
Class B Shares                                                                                         $   801,070   $   7,824,107
===================================================================================================================================
Class C Shares                                                                                         $ 4,022,279   $  30,152,485
===================================================================================================================================
Class Z Shares                                                                                         $45,001,856             N/A
===================================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)                                                   3,723,624       4,222,678
===================================================================================================================================
Class B Shares (unlimited number of shares authorized)                                                     801,070         925,191
===================================================================================================================================
Class C Shares (unlimited number of shares authorized)                                                   4,022,279       3,584,298
===================================================================================================================================
Class Z Shares (unlimited number of shares authorized)                                                  45,001,856             N/A
===================================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                                                         $      1.00   $        8.44
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                                                                         N/A            4.75%
Maximum offering price per share                                                                               N/A   $        8.86
===================================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                                                           $      1.00   $        8.46
===================================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                                                           $      1.00   $        8.41
===================================================================================================================================
CLASS Z SHARES:
Net asset value and offering price per share                                                           $      1.00             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at cost                                                                                   $53,577,671   $  77,757,763
===================================================================================================================================

* The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. On sales of $50,000 or more, the sales charge will be reduced.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
MONEY MARKET FUND

                                                                            FOR THE
                                                                       PERIOD ENDED
                                                                 DECEMBER 31, 2009*
------------------------------------------------------------------------------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
Interest allocated from State Street Money Market Portfolio      $          185,464
Expenses allocated from State Street Money Market Portfolio                 (46,045)
------------------------------------------------------------------------------------
   Total Investment Income Allocated from Portfolio                         139,419
------------------------------------------------------------------------------------
EXPENSES:
12b-1 distribution and service fees:
   Class A Shares                                                             6,967
   Class B Shares                                                             6,115
   Class C Shares                                                            30,699
Organizational expenses                                                      39,681
Transfer agent fees                                                          31,374
Audit fees                                                                   27,000
Administrative fees                                                          17,068
Printing and postage fees                                                    13,845
Registration and filing fees                                                 11,638
Accounting fees                                                               8,532
Compliance Officer fees                                                       3,099
Trustees' fees and expenses                                                   2,706
Legal fees                                                                    2,123
Miscellaneous fees                                                            2,260
------------------------------------------------------------------------------------
   Total Expenses                                                           203,107
------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser                 (113,316)
------------------------------------------------------------------------------------
   Net Expenses                                                              89,791
------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        49,628
------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $           49,628
====================================================================================

*     Inception date for the Henderson Money Market Fund was April 20, 2009.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
WORLDWIDE INCOME FUND

                                                                        PERIOD
                                                                     AUGUST 1,
                                                                          2009
                                                                       THROUGH     YEAR ENDED
                                                                  DECEMBER 31,       JULY 31,
                                                                          2009*          2009
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                         $     18,125   $    220,369
Interest                                                             2,169,235      7,026,801
Foreign taxes withheld                                                      --         (9,551)
----------------------------------------------------------------------------------------------
   Total Investment Income                                           2,187,360      7,237,619
----------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                               218,919        609,701
12b-1 distribution and service fees:
   Class A Shares                                                       34,015         84,863
   Class B Shares                                                       30,075         45,428
   Class C Shares                                                      125,697        338,262
Transfer agent fees                                                     44,304        106,359
Audit fees                                                              32,885         36,730
Registration and filing fees                                            19,447         37,726
Accounting fees                                                         18,026         55,925
Printing and postage fees                                               10,141         25,620
Administrative fees                                                      7,953         26,416
Custodian fees                                                           7,902         21,083
Compliance Officer fees                                                  1,506          4,379
Legal fees                                                               1,287          5,005
Trustees' fees and expenses                                              1,253          3,925
Miscellaneous fees                                                      36,971         55,904
----------------------------------------------------------------------------------------------
   Total Expenses                                                      590,381      1,457,326
----------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser              (94,172)      (229,287)
----------------------------------------------------------------------------------------------
   Net Expenses                                                        496,209      1,228,039
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                1,691,151      6,009,580
----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                          (3,704,896)   (34,862,162)
   Foreign currency transactions                                      (524,881)     7,971,515
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                      10,429,382     (1,752,000)
   Translation of other assets and liabilities                         737,665       (717,006)
   Futures contracts                                                    26,960             --
----------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS)                           6,964,230    (29,359,653)
----------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $  8,655,381   $(23,350,073)
==============================================================================================

* The Henderson Worldwide Income Fund changed its fiscal year end from July 31 to December 31.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
MONEY MARKET FUND

                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2009*
--------------------------------------------------------------------------------
Net investment income                                             $      49,628
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     49,628
--------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                        (3,496)
   Class B Shares                                                          (772)
   Class C Shares                                                        (4,188)
   Class Z Shares                                                       (41,172)
--------------------------------------------------------------------------------
                                                                        (49,628)
--------------------------------------------------------------------------------

Net increase in Fund share transactions:
--------------------------------------------------------------------------------
   Class A Shares                                                     3,723,624
   Class B Shares                                                       801,070
   Class C Shares                                                     4,022,278
   Class Z Shares                                                    45,001,857
--------------------------------------------------------------------------------
                                                                     53,548,829
--------------------------------------------------------------------------------
Net increase in net assets                                           53,548,829
--------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                          --
--------------------------------------------------------------------------------
End of period                                                     $  53,548,829
--------------------------------------------------------------------------------

*     Inception date for the Henderson Money Market Fund was April 20, 2009.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
WORLDWIDE INCOME FUND

                                                                        PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                                                   DECEMBER 31, 2009*  JULY 31, 2009   JULY 31, 2008
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                 $    1,691,151   $   6,009,580   $   8,461,110
Net realized loss on investments and foreign
   currency transactions                                                  (4,229,777)    (26,890,647)     (7,298,977)
Net change in unrealized appreciation/(depreciation) of
   investments, foreign currency translations and futures
   contracts                                                              11,194,007      (2,469,006)    (13,777,600)
---------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations            8,655,381     (23,350,073)    (12,615,467)
---------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                 --      (3,333,354)     (4,903,337)
   Class B Shares                                                                 --        (402,379)       (369,541)
   Class C Shares                                                                 --      (3,075,858)     (3,726,741)
---------------------------------------------------------------------------------------------------------------------
                                                                                  --      (6,811,591)     (8,999,619)
---------------------------------------------------------------------------------------------------------------------

Return of capital:
   Class A Shares                                                           (801,752)             --              --
   Class B Shares                                                           (154,980)             --              --
   Class C Shares                                                           (653,057)             --              --
---------------------------------------------------------------------------------------------------------------------
                                                                          (1,609,789)             --              --
---------------------------------------------------------------------------------------------------------------------

Net increase in Fund share transactions:
   Class A Shares                                                          3,476,090     (21,459,603)     36,286,829
   Class B Shares                                                            780,723       1,352,785       1,617,551
   Class C Shares                                                         (1,413,126)    (19,370,764)     42,868,245
---------------------------------------------------------------------------------------------------------------------
                                                                           2,843,687     (39,477,582)     80,772,625
---------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                      9,889,279     (69,639,246)     59,157,539

NET ASSETS:
Beginning of period                                                       63,742,837     133,382,083      74,224,544
---------------------------------------------------------------------------------------------------------------------
End of period                                                         $   73,632,116   $  63,742,837   $ 133,382,083
=====================================================================================================================
Accumulated undistributed net investment income/(loss)                $     (180,351)  $  (3,456,697)  $     363,940
=====================================================================================================================

* The Henderson Worldwide Income Fund changed its fiscal year end from July 31 to December 31.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
MONEY MARKET FUND

                                                                   PERIOD ENDED
                                                              DECEMBER 31, 2009*
--------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                             $    8,080,751
Issued as reinvestment of dividends                                       2,402
Redeemed                                                             (4,359,529)
--------------------------------------------------------------------------------
Net increase                                                     $    3,723,624
--------------------------------------------------------------------------------
CLASS B SHARES:
Sold                                                             $    1,540,372
Issued as reinvestment of dividends                                         650
Redeemed                                                               (739,952)
--------------------------------------------------------------------------------
Net increase                                                     $      801,070
--------------------------------------------------------------------------------
CLASS C SHARES:
Sold                                                             $    7,276,083
Issued as reinvestment of dividends                                       3,905
Redeemed                                                             (3,257,710)
--------------------------------------------------------------------------------
Net increase                                                     $    4,022,278
--------------------------------------------------------------------------------
CLASS Z SHARES:
Sold                                                             $  281,851,911
Issued as reinvestment of dividends                                      40,973
Redeemed                                                           (236,891,027)
--------------------------------------------------------------------------------
Net increase                                                     $   45,001,857
================================================================================

*     Inception date for the Henderson Money Market Fund was April 20, 2009.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
WORLDWIDE INCOME FUND

                                                PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                           DECEMBER 31, 2009*  JULY 31, 2009   JULY 31, 2008
---------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                          $    7,706,649   $   6,436,688   $  65,114,608
Issued as reinvestment of dividends                  520,375       1,831,377       2,520,171
Redeemed**                                        (4,750,934)    (29,727,668)    (31,347,950)
---------------------------------------------------------------------------------------------
Net increase/(decrease)                       $    3,476,090   $ (21,459,603)  $  36,286,829
---------------------------------------------------------------------------------------------
CLASS B SHARES:
Sold                                          $    1,366,280   $   2,618,316   $   2,700,545
Issued as reinvestment of dividends                   59,580         131,962         117,361
Redeemed**                                          (645,137)     (1,397,493)     (1,200,355)
---------------------------------------------------------------------------------------------
Net increase                                  $      780,723   $   1,352,785   $   1,617,551
---------------------------------------------------------------------------------------------
CLASS C SHARES:
Sold                                          $    2,595,652   $   8,507,174   $  57,057,085
Issued as reinvestment of dividends                  372,443       1,467,617       1,642,537
Redeemed**                                        (4,381,221)    (29,345,555)    (15,831,377)
---------------------------------------------------------------------------------------------
Net increase/(decrease)                       $   (1,413,126)  $ (19,370,764)  $  42,868,245
---------------------------------------------------------------------------------------------
SHARES
CLASS A SHARES:
Sold                                                 937,535         859,802       6,022,496
Issued as reinvestment of dividends                   63,260         272,218         243,976
Redeemed                                            (579,442)     (4,173,888)     (3,056,018)
---------------------------------------------------------------------------------------------
Net increase/(decrease)                              421,353      (3,041,868)      3,210,454
---------------------------------------------------------------------------------------------
CLASS B SHARES:
Sold                                                 165,584         388,884         255,183
Issued as reinvestment of dividends                    7,229          19,879          11,344
Redeemed                                             (78,220)       (191,616)       (114,567)
---------------------------------------------------------------------------------------------
Net increase                                          94,593         217,147         151,960
---------------------------------------------------------------------------------------------
CLASS C SHARES:
Sold                                                 315,836       1,183,055       5,279,726
Issued as reinvestment of dividends                   45,479         219,085         159,668
Redeemed                                            (533,051)     (4,302,763)     (1,521,696)
---------------------------------------------------------------------------------------------
Net increase/(decrease)                             (171,736)     (2,900,623)      3,917,698
=============================================================================================

* The Henderson Worldwide Income Fund changed its fiscal year end from July 31 to December 31.

**    Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                               ------------------------------------------------   -----------------------------------
                                                           NET                    DIVIDENDS   DISTRIBUTIONS
                              NET ASSET               REALIZED AND       TOTAL       FROM       FROM NET
                                VALUE,      NET      UNREALIZED GAIN     FROM        NET        REALIZED      RETURN
                              BEGINNING  INVESTMENT     (LOSS) ON     INVESTMENT  INVESTMENT     CAPITAL        OF        TOTAL
                              OF PERIOD  INCOME (c)    INVESTMENTS    OPERATIONS    INCOME        GAINS       CAPITAL  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
HENDERSON MONEY MARKET FUND
CLASS A
Period Ended 12/31/2009 (a)(b) $   1.00    0.00(d)        0.00          0.00(d)     0.00(d)        0.00        0.00       0.00(d)
CLASS B
Period Ended 12/31/2009 (a)(b) $   1.00    0.00(d)        0.00          0.00(d)     0.00(d)        0.00        0.00       0.00(d)
CLASS C
Period Ended 12/31/2009 (a)(b) $   1.00    0.00(d)        0.00          0.00(d)     0.00(d)        0.00        0.00       0.00(d)
CLASS Z
Period Ended 12/31/2009 (a)(b) $   1.00    0.00(d)        0.00          0.00(d)     0.00(d)        0.00        0.00       0.00(d)
WORLDWIDE INCOME FUND
CLASS A
Period Ended 12/31/2009 (a)    $   7.60    0.21           0.83          1.04        0.00           0.00       (0.20)     (0.20)
Year Ended 7/31/2009               9.45    0.63          (1.78)        (1.15)      (0.70)          0.00        0.00      (0.70)
Year Ended 7/31/2008              10.87    0.71          (1.37)        (0.66)      (0.76)          0.00        0.00      (0.76)
Year Ended 7/31/2007              10.78    0.66           0.08          0.74       (0.65)          0.00        0.00      (0.65)
Year Ended 7/31/2006              11.03    0.71          (0.22)         0.49       (0.74)          0.00        0.00      (0.74)
Year Ended 7/31/2005              10.73    0.66           0.40          1.06       (0.72)         (0.04)       0.00      (0.76)
CLASS B
Period Ended 12/31/2009 (a)    $   7.61    0.19           0.84          1.03        0.00           0.00       (0.18)     (0.18)
Year Ended 7/31/2009               9.44    0.56          (1.75)        (1.19)      (0.64)          0.00        0.00      (0.64)
Year Ended 7/31/2008              10.84    0.64          (1.36)        (0.72)      (0.68)          0.00        0.00      (0.68)
Year Ended 7/31/2007              10.76    0.57           0.07          0.64       (0.56)          0.00        0.00      (0.56)
Year Ended 7/31/2006              11.00    0.62          (0.20)         0.42       (0.66)          0.00        0.00      (0.66)
Year Ended 7/31/2005              10.72    0.58           0.38          0.96       (0.64)         (0.04)       0.00      (0.68)
CLASS C
Period Ended 12/31/2009 (a)    $   7.59    0.19           0.81          1.00        0.00           0.00       (0.18)     (0.18)
Year Ended 7/31/2009               9.45    0.57          (1.79)        (1.22)      (0.64)          0.00        0.00      (0.64)
Year Ended 7/31/2008              10.86    0.64          (1.37)        (0.73)      (0.68)          0.00        0.00      (0.68)
Year Ended 7/31/2007              10.78    0.57           0.07          0.64       (0.56)          0.00        0.00      (0.56)
Year Ended 7/31/2006              11.02    0.63          (0.21)         0.42       (0.66)          0.00        0.00      (0.66)
Year Ended 7/31/2005              10.73    0.58           0.39          0.97       (0.64)         (0.04)       0.00      (0.68)

(a) The Henderson Money Market Fund commenced operations on April 20, 2009. The Henderson Worldwide Income Fund changed its fiscal year end from July 31 to December 31.

(b) The per share amounts and percentages include the Fund's proportionate share of income, expenses and net realized and unrealized gains or losses of the State Street Money Market Portfolio.

(c) Per share data was calculated using average shares outstanding during the period.

(d)   Amount represents less than $0.01.

(e) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

                                                                            RATIOS TO AVERAGE NET ASSETS:
                                                            -------------------------------------------------------------
                                                                                                      ANNUALIZED RATIO OF
                                                                          ANNUALIZED    ANNUALIZED    OPERATING EXPENSES
                                                                           RATIO OF      RATIO OF       TO AVERAGE NET
                                     NET ASSET              NET ASSETS,   OPERATING   NET INVESTMENT    ASSETS WITHOUT
                                       VALUE,                  END OF    EXPENSES TO      INCOME        WAIVERS AND/OR     PORTFOLIO
                         REDEMPTION   END OF      TOTAL       PERIOD       AVERAGE     TO AVERAGE          EXPENSES        TURNOVER
                            FEES      PERIOD    RETURN (e)     (000)      NET ASSETS    NET ASSETS        REIMBURSED         RATE
------------------------------------------------------------------------------------------------------------------------------------
HENDERSON MONEY MARKET FUND
CLASS A
Period Ended 12/31/2009
  (a)(b)                     0.00      $ 1.00       0.09%      $  3,724       0.35%         0.13%              0.78%           N/A
CLASS B
Period Ended 12/31/2009
  (a)(b)                     0.00      $ 1.00       0.09%      $    801       0.35%         0.13%              1.53%           N/A
CLASS C
Period Ended 12/31/2009
  (a)(b)                     0.00      $ 1.00       0.09%      $  4,022       0.35%         0.13%              1.53%           N/A
CLASS Z
Period Ended 12/31/2009
  (a)(b)                     0.00      $ 1.00       0.09%      $ 45,002       0.35%         0.13%              0.53%           N/A
WORLDWIDE INCOME FUND
CLASS A
Period Ended 12/31/2009 (a)  0.00(d)   $ 8.44      13.82%      $ 35,656       1.30%         6.19%              1.63%            11%
Year Ended 7/31/2009         0.00(d)     7.60     (10.71)        28,905       1.30          8.69               1.62             53
Year Ended 7/31/2008         0.00(d)     9.45      (6.47)        64,687       1.30          6.87               1.45             41
Year Ended 7/31/2007         0.00       10.87       6.71         39,470       1.30          5.89               1.77             73
Year Ended 7/31/2006         0.00       10.78       4.70         17,927       1.30          6.61               1.93            161
Year Ended 7/31/2005         0.00       11.03      10.07         16,375       1.30          5.98               2.08            137
CLASS B
Period Ended 12/31/2009 (a)  0.00(d)   $ 8.46      13.59%       $ 7,824       2.05%         5.44%              2.38%            11%
Year Ended 7/31/2009         0.00(d)     7.61     (11.23)         6,325       2.05          8.02               2.37             53
Year Ended 7/31/2008         0.00(d)     9.44      (7.00)         5,789       2.05          6.13               2.20             41
Year Ended 7/31/2007         0.00       10.84       5.93          5,003       2.05          5.17               2.52             73
Year Ended 7/31/2006         0.00       10.76       3.93          5,210       2.05          5.77               2.68            161
Year Ended 7/31/2005         0.00       11.00       9.07          4,751       2.05          5.23               2.83            137
CLASS C
Period Ended 12/31/2009 (a)  0.00(d)   $ 8.41      13.22%      $ 30,152       2.05%         5.45%              2.38%            11%
Year Ended 7/31/2009         0.00(d)     7.59     (11.55)        28,513       2.05          7.96               2.37             53
Year Ended 7/31/2008         0.00(d)     9.45      (7.09)        62,906       2.05          6.17               2.20             41
Year Ended 7/31/2007         0.00       10.86       5.92         29,752       2.05          5.11               2.52             73
Year Ended 7/31/2006         0.00       10.78       3.92         13,150       2.05          5.78               2.68            161
Year Ended 7/31/2005         0.00       11.02       9.16         13,580       2.05          5.23               2.83            137

                       See Notes to Financial Statements.
                                                                              17

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among nine series: Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, Henderson Japan-Asia Focus Fund, and Henderson International Equity Fund are included in separate shareholder reports and may have a different fiscal year end and The Henderson Money Market Fund ("Money Market") and Henderson Worldwide Income Fund ("Worldwide Income") (collectively, the "Funds") are both diversified and included in this shareholder report.

Money Market began operations, including recording income and expenses ("commencement of operations") on April 20, 2009. Money Market is a feeder fund that invests substantially all of its assets in the State Street Money Market Portfolio, (the "Master Portfolio"), a series of State Street Master Funds. The investment objective and policies of the Master Portfolio are substantially similar to those of Money Market. The value of Money Market's investment in the Master Portfolio reflects Money Market's proportionate interest of the net assets of the Master Portfolio (0.35% at December 31, 2009). The performance of Money Market is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio are included elsewhere in this report and should be read in conjunction with Money Market's financial statements. The investment objective of the Fund is to seek to maximize current income while providing liquidity, preservation of capital, and a stable $1.00 per share price. Both Funds offer Class A shares, Class B shares and Class C shares. Money Market also offers Class Z shares. Class A shares generally provide for a front-end sales charge for Worldwide Income only, and Class B shares and Class C shares provide for a contingent deferred sales charge. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance. Class Z shares are only available for purchase by other series of the Trust.

Worldwide Income recently changed its fiscal year end from July 31 to December
31. Accordingly, the statement of operations, the statement of changes in net assets and the financial highlights reflect the period from August 1, 2009 through December 31, 2009.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Money Market records its investments in the State Street Portfolio's at NAV which approximates fair market value. The valuation polices of the State Street Money Market Portfolio are discussed in Note 2 of the State Street Money Market Portfolio's Notes to Financial Statements, which are included elsewhere within this report.

Securities traded on a recognized exchange or markets are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trustees of the Trust, or its designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

The Funds adopted Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 820 Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value generally accepted accounting principles ("GAAP") and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Funds' investments. ASC 820 established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

      o     Level 1 - quoted prices in active markets for identical investments

      o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

      o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Funds' investments carried at value:

MONEY MARKET
--------------------------------------------------------------------------------
                       QUOTED PRICES   SIGNIFICANT
                           IN ACTIVE         OTHER    SIGNIFICANT
                         MARKETS FOR    OBSERVABLE   UNOBSERVABLE
                    IDENTICAL ASSETS        INPUTS         INPUTS
DESCRIPTION                (LEVEL 1)     (LEVEL 2)      (LEVEL 3)         TOTAL
--------------------------------------------------------------------------------
Mutual Funds                      --   $53,577,671             --   $53,577,671
--------------------------------------------------------------------------------
Total                             --   $53,577,671             --   $53,577,671
--------------------------------------------------------------------------------

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

WORLDWIDE INCOME
--------------------------------------------------------------------------------
                          QUOTED PRICES  SIGNIFICANT
                              IN ACTIVE        OTHER   SIGNIFICANT
                            MARKETS FOR   OBSERVABLE  UNOBSERVABLE
                       IDENTICAL ASSETS       INPUTS        INPUTS
DESCRIPTION                   (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
--------------------------------------------------------------------------------
Corporate Bonds
   Canada                 $          --  $ 1,469,389  $         --  $ 1,469,389
   Denmark                           --    1,882,072            --    1,882,072
   France                            --    4,151,453            --    4,151,453
   Germany                           --    4,046,925            --    4,046,925
   Ireland                           --    1,108,564            --    1,108,564
   Italy                             --    3,132,006            --    3,132,006
   Luxembourg                        --    2,687,985            --    2,687,985
   Netherlands                       --    3,353,228     1,330,000    4,683,228
   Norway                            --    2,196,198            --    2,196,198
   United Kingdom                    --   24,049,576            --   24,049,576
   United States                     --   16,060,028            --   16,060,028
--------------------------------------------------------------------------------
Total Corporate Bonds                --   64,137,424     1,330,000   65,467,424
--------------------------------------------------------------------------------
Preferred Stock
   United States                439,500           --            --      439,500
--------------------------------------------------------------------------------
Total Preferred Stock           439,500           --            --      439,500
--------------------------------------------------------------------------------
Short Term Investment         5,812,433           --            --    5,812,433
--------------------------------------------------------------------------------
Total Investments             6,251,933   64,137,424     1,330,000   71,719,357
--------------------------------------------------------------------------------
Total                         6,251,933   64,137,424     1,330,000   71,719,357
--------------------------------------------------------------------------------
Other Financial
   Instruments *                 26,960      587,054            --      614,014
--------------------------------------------------------------------------------
Total                     $   6,278,893  $64,724,478  $  1,330,000  $72,333,371
--------------------------------------------------------------------------------

* Other financial instruments are derivative instruments such as forwards and futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                                                                                         ENDING
                                                                                                                       UNREALIZED
                                                                                                                      APPRECIATION
                                                                                                                     (DEPRECIATION)
                                                                                                                          FROM
                    BALANCE                            CHANGE IN                       NET       NET       BALANCE     INVESTMENTS
                     AS OF     ACCRUED                 UNREALIZED                   TRANSFERS TRANSFERS     AS OF        HELD AT
INVESTMENTS IN     AUGUST 1, DISCOUNTS/   REALIZED    APPRECIATION     NET     NET    IN TO     OUT OF  DECEMBER 31,  DECEMBER 31,
SECURITIES            2009    PREMIUMS  GAIN/(LOSS) (DEPRECIATION)+ PURCHASES SALES  LEVEL 3   LEVEL 3      2009          2009
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
 Netherlands
  Arran
    Corporate
      Loans B.V.,
        Class E3    $360,000    $957         $0         $969,043        $0      $0      $0        $0     $1,330,000   $  (610,261)
------------------------------------------------------------------------------------------------------------------------------------
United States
  Lehman
    Brothers
      UK Capital
       Funding
         IV LP             0       0          0                0         0       0       0         0              0    (3,023,028)
------------------------------------------------------------------------------------------------------------------------------------
    Total           $360,000    $957         $0         $969,043+       $0      $0      $0        $0     $1,330,000   $(3,633,289)
====================================================================================================================================

+ The total change in unrealized appreciation (depreciation) attributable to level 3 corporate bond investments is included in the Statement of Operations.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

In addition to the accounting policies noted above Money Market also has a pro-rata share in the net investment income and gains or losses of the Master Portfolio. Net investment income for Money Market consists of Money Market's pro-rata share of the net investment income of the Master Portfolio less all expenses of Money Market. Realized gains and losses from security transactions consist of Money Market's pro-rata share of the realized gains and losses of the Master Portfolio.

DERIVATIVE INSTRUMENTS

The Funds adopted FASB Accounting Standards Codification Topic ASC 815, Disclosures about Derivative and Hedging ("ASC 815"). ASC 815 requires enhanced disclosures about (a) how an entity uses derivatives instruments (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect the Funds' financial position and financial performance. This includes qualitative and quantitative disclosures on derivative positions existing at period end and the affect of using derivatives during the reporting period.

The following table summarizes the fair value of Worldwide Income's derivative instruments held at December 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

                              LOCATION ON STATEMENT OF
                              ASSETS AND LIABILITIES                FAIR VALUE
--------------------------------------------------------------------------------
ASSETS

Interest rate derivatives     Receivable from broker *               $ 26,960

Foreign exchange derivatives  Forward foreign currency contracts      587,054

* Includes cumulative gain (loss) on futures contracts; however, the value reflected on the Statement of Assets and Liabilities is only the unsettled variation margin receivable.

Additionally, the amount of gains and losses on derivative instruments recognized in Worldwide Income's earnings during the period and the related location on the accompanying Statement of Operations is summarized in the following table by primary risk exposure:

                              LOCATION ON STATEMENT
                              OF OPERATIONS                         FAIR VALUE
--------------------------------------------------------------------------------
REALIZED GAIN (LOSS)

Interest rate derivatives     Futures Contracts                     $      --

Foreign exchange derivatives  Foreign Currency Transactions          (588,931)

CHANGE IN UNREALIZED GAIN (LOSS)

Interest rate derivatives     Futures Transactions                     26,960

Foreign exchange derivatives  Translation of Other Assets and
                              Liabilities                             771,998

During the period ended December 31, 2009, the Fund's exposure to derivatives was generally between 45% and 50% of net assets.

FUTURES CONTRACTS

Worldwide Income is subject to interest rate risk and foreign currency risk in the normal course of pursuing investment objectives. The Fund may invest in futures contracts to gain exposure to, or hedge against changes in the value of interest rates or foreign currencies. A future contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

The Fund engaged in the following futures trade during the period which is open at December 31, 2009:

                               NUMBER                  AGGREGATE
                                 OF      EXPIRATION     NOTIONAL     UNREALIZED
                             CONTRACTS         DATE        VALUE   APPRECIATION
--------------------------------------------------------------------------------
Long Gilt (Short)                10         3/29/10   $1,144,500   $     26,960
--------------------------------------------------------------------------------

The following is a summary of realized gains/losses and change in unrealized gain/loss incurred on futures contracts during the period ended December 31, 2009:

                                                        REALIZED     UNREALIZED
                                                      GAIN/(LOSS)          GAIN
--------------------------------------------------------------------------------
Long Gilt (Short)                                             --   $     26,960
================================================================================

FORWARD FOREIGN CURRENCY CONTRACTS

Worldwide Income may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The Fund held the following open forward foreign currency contracts at December 31, 2009:

                                             LOCAL
                                VALUE       AMOUNT       CURRENT     UNREALIZED
                                 DATE      (000'S)         VALUE   APPRECIATION
--------------------------------------------------------------------------------
British Pound Short           1/25/10    8,840,000   $14,276,780   $    188,996
--------------------------------------------------------------------------------
Euro Short                    1/26/10   16,330,000    23,409,449        398,058
================================================================================

The following is a summary of realized gains/losses and change in unrealized gain/loss incurred on forward foreign currency contracts during the period ended December 31, 2009:

                                                                      CHANGE IN
                                                        REALIZED     UNREALIZED
CONTRACT                                             GAIN/(LOSS)   APPRECIATION
--------------------------------------------------------------------------------
British Pound                                         $   22,168   $    311,004
--------------------------------------------------------------------------------
Euro                                                    (611,099)       460,994
================================================================================

During the period ended December 31, 2009, the Fund's average notional value related to open Forward Foreign Currency Contracts was $35.3 million or 47.9% of net assets.

FOREIGN CURRENCY TRANSLATION

Worldwide Income's investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Worldwide Income does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

SECURITIES LOANS

Worldwide Income may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund may receive a fee from the borrower or retain all or a portion of the interest received on investment of cash collateral. Income earned from securities lending is reflected as Net securities lending income on the Statement of Operations. Worldwide Income may call such loans in order to sell the securities involved. During the period ended December 31, 2009, the Fund had no transactions in securities lending.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Money Market indirectly bears a pro-rata share of the fees and expenses of the underlying portfolios in which the Fund invests. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

FEDERAL INCOME TAXES

The Trust's policy is that the Funds continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Fund is also not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

Worldwide Income intends to utilize provisions of the federal income tax laws which allows it them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2009, Worldwide Income had the following capital loss carryforwards:

                         EXPIRING     EXPIRING     EXPIRING
                               ON           ON           ON
                         JULY 31,     JULY 31,     JULY 31,
                             2014         2015         2016
-----------------------------------------------------------
Worldwide Income       $  341,836   $  207,447   $  477,632
===========================================================

                                    EXPIRING       EXPIRING
                                          ON             ON
                                    JULY 31,   DECEMBER 31,
                                        2017           2017
-----------------------------------------------------------
Worldwide Income                 $ 1,001,344   $ 34,174,962
===========================================================

At December 31, 2009, the Fund deferred post-October losses which will be recognized on the first day of the following year:

                               CURRENCY LOSS   CAPITAL LOSS
                                    DEFERRED       DEFERRED
-----------------------------------------------------------
Worldwide Income               $      19,334   $     95,530
===========================================================

DISTRIBUTIONS TO SHAREHOLDERS

Money Market distributions of net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital and gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Worldwide Income distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

Accordingly, at December 31, 2009, Worldwide Income reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

                             ACCUMULATED
                           UNDISTRIBUTED
                                     NET    ACCUMULATED
                 PAID-IN      INVESTMENT   NET REALIZED
                 CAPITAL    INCOME/(LOSS)   GAIN/(LOSS)
--------------------------------------------------------
Worldwide
  Income    $ (1,494,883)  $   1,595,661   $   (100,778)
--------------------------------------------------------

These reclassifications relate to the deductibility of certain expenses and the character of realized gain/losses on foreign currency transactions and PFIC transactions for tax purposes and had no impact on the net asset value of the Fund.

The tax character of distributions paid during the year ended July 31, 2008, July 31, 2009 and period ended December 31, 2009, were as follows:

YEAR ENDED                              ORDINARY
JULY 31, 2008                             INCOME
-------------------------------------------------
Worldwide Income                     $ 8,999,619
=================================================

YEAR ENDED                              ORDINARY
JULY 31, 2009                             INCOME
-------------------------------------------------
Worldwide Income                     $ 6,811,591
=================================================

PERIOD ENDED              ORDINARY        RETURN
DECEMBER 31, 2009           INCOME    OF CAPITAL
-------------------------------------------------
Money Market           $    49,628   $        --
Worldwide Income                --     1,609,789
=================================================

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

                   UNDISTRIBUTED      UNREALIZED
                        ORDINARY    APPRECIATION
                          INCOME   (DEPRECIATION)
-------------------------------------------------
Money Market       $      34,134   $          --
-------------------------------------------------
Worldwide Income              --      (6,406,305)
=================================================

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Fund's investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments for Money Market and no fee is payable to HGINA at any time Money Market invests substantially all its assets in a master-feeder structure. For Worldwide Income HGINA receives a fee for its services, paid based on the Fund's average daily managed assets as set forth below.

------------------------------------------------
Worldwide Income(1)   First $1 billion     0.75%
                      Next $500 million    0.70%
                      Over $1.5 billion    0.65%
================================================

(1) Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund's average daily managed assets, the HGINA's fee will be higher if the Fund is leveraged.

Pursuant to separate contractual Expense Limitation Agreements for Money Market, HGINA has agreed to waive or limit the fund's expenses, including its pro-rata allocation of expense from the Master Portfolio, and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual expenses, less distribution and service fees, to 0.40% of the Fund's average daily net assets through July 31, 2012. For Worldwide Income HGINA has also agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses in order to limit total annual expenses, less distribution and service fees, to 1.05% of average daily net assets through July 31, 2020. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets was as follows:

            CLASS A   CLASS B   CLASS C   CLASS Z
-------------------------------------------------
Money
Market         0.40      0.40      0.40     0.40
-------------------------------------------------
Worldwide
Income         1.30      2.05      2.05       NA
=================================================

HGINA may limit expenses to the extent it deems appropriate to enhance the yield of Money Market during periods when fixed expenses have a significant impact on the yield of the Fund because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by HGINA at any time without notice.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At December 31, 2009, HII owned the following number of shares in the Funds:

                                    SHARES
------------------------------------------
Money Market Class A         0.67%  24,956
Worldwide Income Class A     0.04%   1,737
==========================================

On December 31, 2009, the Henderson International Opportunities Fund, a separate series of the Henderson Global Funds, owned 84.0% of Money Market. The Henderson International Opportunities Fund invests a portion of its un-invested cash in Money Market to assist with short-term cash management.

NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the Compliance Officer, are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees' fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the compliance officers who perform services for the Trust. This compensation is reflected as Compliance Officer Fees in the Statements of Operations.

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B and Class C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders. In accordance with a waiver agreement, the distributor has agreed to waive all distribution and services fees for Money Market from the commencement of operations through October 31, 2010.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments and U.S. government securities, for the Worldwide Income during the period ended December 31, 2009, were as follows:

                     PURCHASES         SALES
--------------------------------------------
Worldwide Income   $ 8,785,327   $ 6,799,051
============================================

The U.S. federal income tax basis of the Worldwide Income's investments excluding foreign currency, forward currency contracts and futures at December 31, 2009, and the gross unrealized appreciation and depreciation, were as follows:

                                   WORLDWIDE
                                      INCOME
---------------------------------------------
Cost                            $ 78,125,908
---------------------------------------------
Gross unrealized appreciation      2,210,614
---------------------------------------------
Gross unrealized depreciation     (8,616,919)
---------------------------------------------
Net unrealized depreciation       (6,406,305)
=============================================

Tax cost and book cost are the same for Money Market.

NOTE 7. SIGNIFICANT CONCENTRATIONS

Worldwide Income invests a substantial percentage of its assets in securities of foreign issuers. Worldwide Income may also invest a substantial percentage of its net assets in securities of emerging market countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Fund invests may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Worldwide Income invests primarily in income producing securities with a focus on foreign investment grade debt. It may also invest in lower quality high yield securities. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. More over, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

Worldwide Income may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

NOTE 8. BORROWING ARRANGEMENTS

The Trust has a $100 million credit facility that was entered on February 4, 2009 for Worldwide Income to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed under this facility during the period ended December 31, 2009.

NOTE 9. REDEMPTION FEE

Worldwide Income may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Fund and not paid to HGINA or its affiliates. Redemption fees are included in Amount Redeemed on the Statements of Changes -Capital Stock Activity. Redemptions fees during the period ended December 31, 2009 were as follows:

                   REDEMPTION FEES
----------------------------------
Worldwide Income             $ 589
==================================

NOTE 10. RECENT ACCOUNTING STANDARDS

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification ("the Codification") as the single source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. The Codification supersedes existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund's financial statements or disclosures.

NOTE 11. SUBSEQUENT EVENT

In accordance with the provisions set forth in FASB Accounting Standards Codification Topic 855, Subsequent Events ("ASC 855"), adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through February 26, 2010, Management has determined that there are no material events that would require adjustment to our disclosure in the Fund's financial statements through this date, which is the date the financial statements were issued.

HENDERSON GLOBAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson Money Market Fund and Henderson Worldwide Income Fund (collectively, the Funds), two of the Funds constituting the Henderson Global Funds, as of December 31, 2009, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Henderson Money Market Fund and Henderson Worldwide Income Fund of the Henderson Global Funds at December 31, 2009. The results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein in conformity with US generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Chicago, Illinois
February 26, 2010

HENDERSON GLOBAL FUNDS                                         OTHER INFORMATION
                                                               (UNAUDITED)

PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2009 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at www.hendersonglobalinvestors.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at www.hendersonglobalfunds.com.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended December 31, 2009. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2010, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

                                       CLASS A    CLASS B   CLASS C    CLASS Z
--------------------------------------------------------------------------------
Money Market                              0.34%      0.34%     0.34%      0.34%
--------------------------------------------------------------------------------
Worldwide Income                          1.30       2.05      2.05        N/A
--------------------------------------------------------------------------------

HENDERSON GLOBAL FUNDS                                         OTHER INFORMATION
                                                               (UNAUDITED)

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3 and 5. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

TABLE 1

                                          BEGINNING         ENDING
                                            ACCOUNT        ACCOUNT     EXPENSES
                                              VALUE          VALUE         PAID
                                            JULY 1,   DECEMBER 31,       DURING
ACTUAL                                         2009           2009   THE PERIOD*
--------------------------------------------------------------------------------

Money Market
Class A                                   $1,000.00      $1,000.30   $    1.71
Class B                                    1,000.00       1,000.30        1.71
Class C                                    1,000.00       1,000.30        1.71
Class Z                                    1,000.00       1,000.30        1.71
--------------------------------------------------------------------------------

                                          BEGINNING         ENDING
                                            ACCOUNT        ACCOUNT     EXPENSES
                                              VALUE          VALUE         PAID
                                          AUGUST 1,   DECEMBER 31,       DURING
ACTUAL                                         2009           2009   THE PERIOD*
--------------------------------------------------------------------------------

Worldwide Income
Class A                                    1,000.00       1,138.16        5.83
Class B                                    1,000.00       1,135.86        9.18
Class C                                    1,000.00       1,132.24        9.16
================================================================================

TABLE 2

                                          BEGINNING         ENDING
HYPOTHETICAL                                ACCOUNT        ACCOUNT     EXPENSES
(ASSUMING A                                   VALUE          VALUE         PAID
5% RETURN                                   JULY 1,   DECEMBER 31,       DURING
BEFORE EXPENSES)                               2009           2009   THE PERIOD*
--------------------------------------------------------------------------------

Money Market
Class A                                   $1,000.00      $1,023.29   $    1.73
Class B                                    1,000.00       1,023.29        1.73
Class C                                    1,000.00       1,023.29        1.73
Class Z                                    1,000.00       1,023.29        1.73
--------------------------------------------------------------------------------

                                          BEGINNING         ENDING
HYPOTHETICAL                                ACCOUNT        ACCOUNT     EXPENSES
(ASSUMING A                                   VALUE          VALUE         PAID
5% RETURN                                 AUGUST 1,   DECEMBER 31,       DURING
BEFORE EXPENSES)                               2009           2009   THE PERIOD*
--------------------------------------------------------------------------------

Worldwide Income
Class A                                    1,000.00       1,019.55        5.50
Class B                                    1,000.00       1,016.41        8.66
Class C                                    1,000.00       1,016.41        8.66
================================================================================

* Expenses for Money Market are equal to the annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 365 (to reflect the one-half year period). Expenses for Worldwide Income are equal to the annualized net expense ratio multiplied by the average account value over the period multiplied by 153 days in the period and divided by 365 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS                                     TRUSTEES AND OFFICERS
                                                           (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                          POSITION(S)     TERM OF                                                          OTHER
NAME, ADDRESS AND         WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                            DIRECTORSHIPS
AGE(1)                    THE TRUST(2)    TIME SERVED(3)  DURING PAST FIVE YEARS                           HELD
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 70        Chairman        Since 2001      President, KCI Inc. (private s-corporation       None
                          and Trustee                     investing in non-public investments.)

Roland C. Baker, 71       Trustee         Since 2001      Consultant to financial services industry.       Director, North
                                                                                                           American Company
                                                                                                           for Life and Health
                                                                                                           Insurance (a provider
                                                                                                           of life insurance,
                                                                                                           health insurance and
                                                                                                           annuities); Director,
                                                                                                           Midland National Life
                                                                                                           Insurance Company (an
                                                                                                           affiliate of North
                                                                                                           American Company for
                                                                                                           Life and Health
                                                                                                           Insurance).

Faris F. Chesley, 71      Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LLC,       None
                                                          since 2001; Vice Chairman, ABN-AMRO, Inc.
                                                          (a financial services company), 1998-2001.

INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield(4), 43  Trustee and     Since 2001      Director, Global Distribution,                   None
                          President                       Henderson Global Investors.

Kenneth A. Kalina, 50     Chief           Since 2005      Chief Compliance Officer, HGINA, 2005; Chief     N/A
                          Compliance                      Compliance Officer, Columbia Wanger Asset
                          Officer                         Management, L.P., 2004-2005; Compliance
                                                          Officer, Treasurer and Chief Financial Officer
                                                          Columbia Wanger Asset Management, L.P.,
                                                          2000-2005.

Alanna P. Nensel, 34      Vice President  Since 2002      Director, Retail Marketing and Product           N/A
                                                          Management, HGINA, since 2006 and
                                                          Associate Director, Head of Marketing and
                                                          Product Management, HGINA, 2003-2006.

Scott E. Volk, 38         Vice President  Since 2001      Director, Retail Finance and Operations,         N/A
                                                          HGINA.

HENDERSON GLOBAL FUNDS                                     TRUSTEES AND OFFICERS
                                                           (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------
                          POSITION(S)     TERM OF                                                    OTHER
NAME, ADDRESS AND         WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                      DIRECTORSHIPS
AGE(1)                    THE TRUST(2)    TIME SERVED(3)  DURING PAST FIVE YEARS                     HELD
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
-------------------------------------------------------------------------------------------------------------------
Christopher K.            Secretary       Since 2004      Legal Counsel, HGINA                       N/A
Yarbrough, 35

Troy M. Statczar, 38      Treasurer       Since           Head of US Fund Administration and         N/A
                                          September 2008  Accounting, HGINA, since July 2008,
                                                          Senior Vice President, Citigroup
                                                          2005-2008.

Richard J. Mitchell, 46   Assistant       Since 2007      Assistant Treasurer, HGINA, since 2007;    N/A
                          Treasurer                       Assistant Treasurer, Bank of New York,
                                                          2006-2007; Supervisor, The BISYS Group;
                                                          2002-2006.

(1.) Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of December 31, 2009.

(2.)  Currently, all Trustees oversee all nine series of the Trust.

(3.) A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

(4.) This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield

OFFICERS

Sean Dranfield, President
Alanna P. Nensel, Vice President
Scott E. Volk, Vice President
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
Richard J. Mitchell, Assistant Treasurer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

TRANSFER AGENT
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
(1.866.443.6337)
or visit our website:

                                                www.hendersonglobalinvestors.com

THE VIEWS EXPRESSED IN THIS REPORT AND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS ARE FOR THE PERIOD COVERED BY THIS REPORT AND ARE SUBJECT TO CHANGE HEREAFTER. THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS, WHICH INCLUDES INFORMATION REGARDING THE FUNDS' RISKS, OBJECTIVES, FEES AND EXPENSES, EXPERIENCE OF ITS MANAGEMENT, AND OTHER INFORMATION. HENDERSON GLOBAL INVESTORS IS THE NAME UNDER WHICH VARIOUS SUBSIDIARIES OF HENDERSON GROUP PLC, A UK LIMITED COMPANY, PROVIDE INVESTMENT PRODUCTS AND SERVICES.

FORESIDE FUND SERVICES, LLC, DISTRIBUTOR

                       STATE STREET MONEY MARKET PORTFOLIO

                                  ANNUAL REPORT

                                DECEMBER 31, 2009

STATE STREET MONEY MARKET PORTFOLIO

EXPENSE EXAMPLE

As a shareholder of the State Street Money Market Portfolio (the "Portfolio"), you incur ongoing costs, which include costs for portfolio management and administrative services, among others. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2009 to December 31, 2009.

The table below illustrates your Portfolio's costs in two ways:

      o BASED ON ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

            To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading "Expenses Paid During Period".

      o BASED ON HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case-because the return used is not the Portfolio's actual return- the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2009

-------------------------------------------------------------------------------------------
                                            BEGINNING          ENDING         EXPENSES PAID
                                          ACCOUNT VALUE     ACCOUNT VALUE         DURING
                                           JULY 1, 2009   DECEMBER 31, 2009      PERIOD*
-------------------------------------------------------------------------------------------
BASED ON ACTUAL PORTFOLIO RETURN            $1,000.00         $1,001.40           $0.61
-------------------------------------------------------------------------------------------
BASED ON HYPOTHETICAL (5% RETURN BEFORE
   EXPENSES)                                $1,000.00         $1,024.60           $0.61
-------------------------------------------------------------------------------------------

   * The calculations are based on expenses incurred in the most recent six month period of the Portfolio. The annualized average weighted expense ratio as of December 31, 2009 was 0.12%. The dollar amounts shown as "Expenses Paid" are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by the number of days in the most recent 12 month period.

STATE STREET MONEY MARKET PORTFOLIO
PORTFOLIO STATISTICS (UNAUDITED)

PORTFOLIO COMPOSITION*                                        DECEMBER 31, 2009
-------------------------------------------------------------------------------
Yankee Certificates of Deposit                                             42.6%
-------------------------------------------------------------------------------
Commercial Paper                                                           23.8
-------------------------------------------------------------------------------
Repurchase Agreements                                                      16.9
-------------------------------------------------------------------------------
Euro Certificates of Deposit                                                8.2
-------------------------------------------------------------------------------
Bank Notes                                                                  3.7
-------------------------------------------------------------------------------
Certificates of Deposit                                                     2.1
-------------------------------------------------------------------------------
U.S. Government Agency Obligations                                          1.2
-------------------------------------------------------------------------------
Time Deposit                                                                0.8
-------------------------------------------------------------------------------
Medium Term Notes                                                           0.7
-------------------------------------------------------------------------------
Other Assets In Excess of Liabilities                                       0.0
-------------------------------------------------------------------------------
TOTAL                                                                     100.0%
-------------------------------------------------------------------------------

MATURITY LADDER*                                              DECEMBER 31, 2009
-------------------------------------------------------------------------------
0-3 Days                                                                    0.7%
-------------------------------------------------------------------------------
4-90 Days                                                                  89.6
-------------------------------------------------------------------------------
90+ Days                                                                    9.7
-------------------------------------------------------------------------------
TOTAL                                                                     100.0%
-------------------------------------------------------------------------------
Average days to maturity                                                     44
-------------------------------------------------------------------------------

* As a percentage of net assets as of the date indicated. The Portfolio's composition will vary over time.

                       See Notes to Financial Statements.

                       STATE STREET MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2009

NAME OF ISSUER                                                                INTEREST    MATURITY      PRINCIPAL       AMORTIZED
AND TITLE OF ISSUE                                                              RATE        DATE         AMOUNT           COST
------------------                                                            --------   ----------   ------------   ---------------
COMMERCIAL PAPER - 23.8%

ASSET BACKED COMMERCIAL PAPER CREDIT ARBITRAGE - 4.0%
   Newport Funding Corp.(a)                                                    0.250%    01/05/2010   $200,000,000   $   199,994,444
   Solitaire Funding LLC(a)                                                    0.300%    01/11/2010    160,000,000       159,986,667
   Solitaire Funding LLC(a)                                                    1.000%    01/27/2010     70,000,000        69,984,328
   Solitaire Funding LLC(a)                                                    1.000%    02/25/2010    190,000,000       189,918,722
                                                                                                                     ---------------
                                                                                                                         619,884,161
                                                                                                                     ---------------
ASSET BACKED COMMERCIAL PAPER HYBRID - 0.6%
   Cancara Asset Securitization LLC(a)                                         0.100%    01/14/2010    100,000,000        99,992,056
                                                                                                                     ---------------
ASSET BACKED COMMERCIAL PAPER RECEIVABLES AND SECURITIES -- 4.5%
   Alpine Securitization(a)                                                    0.200%    01/14/2010     50,000,000        49,996,389
   Gemini Securitization Corp.(a)                                              0.230%    01/28/2010     75,000,000        74,987,063
   Straight-A Funding (Series 1)(a)                                            0.210%    01/20/2010     50,045,000        50,039,453
   Straight-A Funding (Series 1)(a)                                            0.200%    02/01/2010    100,000,000        99,982,778
   Straight-A Funding (Series 1)(a)                                            0.200%    02/12/2010    225,825,000       225,772,307
   Straight-A Funding (Series 1)(a)                                            0.220%    02/22/2010    200,000,000       199,948,000
                                                                                                                     ---------------
                                                                                                                         700,725,990
                                                                                                                     ---------------
BANK DOMESTIC - 2.0%
   JPMorgan Chase & Co.                                                        0.140%    01/07/2010    107,000,000       106,997,503
   JPMorgan Chase Funding Inc.(a)                                              0.290%    04/06/2010    200,000,000       199,846,945
                                                                                                                     ---------------
                                                                                                                         306,844,448
                                                                                                                     ---------------
BANK FOREIGN - 10.2%
   Australia & New Zealand Banking Group Ltd.(a)(b)                            0.282%    01/25/2010     45,000,000        45,000,000
   Banco Bilbao Vizcaya Argentaria/London(a)                                   0.300%    03/18/2010     50,000,000        49,968,333
   Banco Bilbao Vizcaya Argentaria/London(a)                                   0.253%    03/23/2010    248,000,000       247,859,105
   Banco Bilbao Vizcaya Argentaria/London(a)                                   0.240%    03/29/2010    185,000,000       184,892,700
   CBA Delaware Finance, Inc.                                                  0.200%    02/22/2010     90,000,000        89,974,000
   CBA Delaware Finance, Inc.                                                  0.190%    03/15/2010     50,000,000        49,980,736
   DnB NOR Bank ASA(a)                                                         0.215%    02/16/2010    100,000,000        99,972,528
   Nordea North America, Inc.                                                  0.200%    01/07/2010     50,000,000        49,998,333
   Nordea North America, Inc.                                                  0.180%    02/24/2010    210,000,000       209,943,300
   Svenska Handelsbanken, Inc.                                                 0.205%    01/19/2010     75,000,000        74,992,312
   Svenska Handelsbanken, Inc.                                                 0.190%    02/26/2010    170,000,000       169,949,756
   Westpac Banking Corp.(a)                                                    0.200%    01/07/2010     50,000,000        49,998,333
   Westpac Banking Corp.(a)                                                    0.200%    01/08/2010     50,000,000        49,998,056
   Westpac Banking Corp.(a)                                                    0.300%    04/06/2010    200,000,000       199,841,667
                                                                                                                     ---------------
                                                                                                                       1,572,369,159
                                                                                                                     ---------------
FINANCE NON-CAPTIVE DIVERSIFIED - 2.5%
   General Electric Capital Corp.                                              0.220%    01/20/2010     59,000,000        58,993,149

                       See Notes to Financial Statements.

                      STATE STREET MONEY MARKET PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

NAME OF ISSUER                                                                INTEREST    MATURITY      PRINCIPAL        AMORTIZED
AND TITLE OF ISSUE                                                              RATE        DATE         AMOUNT            COST
------------------                                                            --------   ----------   ------------   ---------------
COMMERCIAL PAPER - (CONTINUED)

FINANCE NON-CAPTIVE - DIVERSIFIED (CONTINUED)
   General Electric Capital Corp.                                              0.240%    03/09/2010   $100,000,000   $    99,955,333
   General Electric Capital Corp.                                              0.320%    03/19/2010    120,000,000       119,917,867
   General Electric Capital Corp.                                              0.320%    03/23/2010    110,000,000       109,920,800
                                                                                                                     ---------------
                                                                                                                         388,787,149
                                                                                                                     ---------------
TOTAL COMMERCIAL PAPER                                                                                                 3,688,602,963
                                                                                                                     ---------------
CERTIFICATES OF DEPOSIT - 2.1%
BANK DOMESTIC - 2.1%
   Bank of America NA/Charlotte NC                                             0.650%    01/14/2010     75,000,000        75,000,000
   Bank of America NA/Charlotte NC                                             0.400%    02/10/2010    115,000,000       115,000,000
   Bank of America NA/Charlotte NC                                             0.480%    03/10/2010    135,000,000       135,000,000
                                                                                                                     ---------------
TOTAL CERTIFICATES OF DEPOSIT                                                                                            325,000,000
                                                                                                                     ---------------
EURO CERTIFICATES OF DEPOSIT - 8.2%
BANK FOREIGN - 8.2%
   Australia & New Zealand Banking Group Ltd.                                  0.210%    01/11/2010     50,000,000        50,000,000
   Australia & New Zealand Banking Group Ltd.                                  0.245%    02/04/2010     75,000,000        75,000,354
   Commonwealth Bank of Australia                                              0.210%    01/26/2010    125,000,000       125,000,434
   ING Bank NV                                                                 0.570%    03/03/2010    100,000,000       100,000,000
   ING Bank NV                                                                 0.450%    04/12/2010    150,000,000       150,000,000
   ING Bank NV                                                                 0.420%    04/19/2010    100,000,000       100,000,000
   ING Bank NV                                                                 0.380%    04/27/2010    150,000,000       150,000,000
   ING Bank NV                                                                 0.380%    05/18/2010    175,000,000       175,000,000
   National Australia Bank Ltd.                                                0.225%    01/11/2010     50,000,000        50,000,070
   National Australia Bank Ltd.                                                0.213%    02/10/2010    200,000,000       200,000,555
   National Australia Bank Ltd.                                                0.403%    02/22/2010    100,000,000       100,000,360
                                                                                                                     ---------------
TOTAL EURO CERTIFICATES OF DEPOSIT                                                                                     1,275,001,773
                                                                                                                     ---------------
YANKEE CERTIFICATES OF DEPOSIT - 42.6%
BANK FOREIGN - 42.6%
   Banco Bilbao Vizcaya Argentaria SA                                          0.275%    02/26/2010    100,000,000       100,000,777
   Banco Bilbao Vizcaya Argentaria SA                                          0.250%    03/18/2010    150,000,000       150,001,582
   Bank of Montreal/Chicago                                                    0.180%    01/08/2010    100,000,000       100,000,000
   Bank of Montreal/Chicago                                                    0.190%    02/16/2010     75,000,000        75,000,000
   Bank of Montreal/Chicago                                                    0.200%    03/11/2010     50,000,000        50,000,000
   Bank of Nova Scotia                                                         0.210%    01/07/2010     50,000,000        50,000,000
   Bank of Nova Scotia                                                         0.190%    03/04/2010     75,000,000        75,000,000
   Bank of Nova Scotia                                                         0.180%    03/15/2010    175,000,000       175,000,000
   Bank of Nova Scotia                                                         0.330%    03/23/2010    100,000,000       100,000,000
   Bank of Nova Scotia/Houston(b)                                              0.273%    02/16/2010     38,000,000        38,000,000
   Barclays Bank PLC(b)                                                        0.584%    01/18/2010    100,000,000       100,000,000

                       See Notes to Financial Statements.

                      STATE STREET MONEY MARKET PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

NAME OF ISSUER                                                                INTEREST    MATURITY      PRINCIPAL        AMORTIZED
AND TITLE OF ISSUE                                                              RATE        DATE         AMOUNT            COST
------------------                                                            --------   ----------   ------------   ---------------
YANKEE CERTIFICATES OF DEPOSIT - (CONTINUED)

BANK FOREIGN - (CONTINUED)

   Barclays Bank PLC                                                           0.613%    01/19/2010   $250,000,000   $   250,000,000
   Barclays Bank PLC(b)                                                        0.582%    01/22/2010    125,000,000       125,000,000
   Barclays Bank PLC NY                                                        0.830%    01/04/2010    100,000,000       100,000,000
   Barclays Bank PLC NY                                                        0.655%    12/03/2010    100,000,000       100,000,000
   BNP Paribas NY                                                              0.240%    02/05/2010    100,000,000       100,000,000
   BNP Paribas NY                                                              0.270%    02/26/2010    300,000,000       300,000,000
   BNP Paribas NY                                                              0.220%    03/02/2010    200,000,000       200,000,000
   BNP Paribas NY                                                              0.240%    03/15/2010    100,000,000       100,000,000
   Calyon NY                                                                   0.240%    02/08/2010    200,000,000       200,000,000
   Calyon NY                                                                   0.545%    03/01/2010    200,000,000       200,000,000
   Calyon NY                                                                   0.250%    03/29/2010    300,000,000       300,000,000
   Canadian Imperial Bank of Commerce NY                                       0.180%    03/11/2010     50,000,000        50,000,000
   Deutsche Bank AG NY                                                         0.200%    01/25/2010    275,000,000       275,000,000
   DnB NOR Bank ASA NY                                                         0.220%    01/29/2010    100,000,000       100,000,000
   DnB NOR Bank ASA NY                                                         0.180%    03/15/2010    175,000,000       175,000,000
   Lloyds TSB Bank PLC NY                                                      0.720%    01/13/2010    100,000,000       100,000,000
   Lloyds TSB Bank PLC NY                                                      0.515%    02/23/2010    100,000,000       100,000,000
   Lloyds TSB Bank PLC NY                                                      0.270%    04/01/2010    300,000,000       300,000,000
   National Australia Bank Ltd.                                                0.200%    03/09/2010    100,000,000       100,000,000
   Nordea Bank Finland PLC NY                                                  0.200%    03/04/2010    100,000,000       100,000,000
   Nordea Bank Finland PLC NY                                                  0.190%    03/09/2010    200,000,000       200,000,000
   Rabobank Nederland NV/NY                                                    0.220%    01/08/2010    400,000,000       400,000,000
   Rabobank Nederland NV/NY                                                    0.180%    02/26/2010    150,000,000       150,000,000
   Rabobank Nederland NV/NY                                                    0.240%    03/16/2010     75,000,000        75,000,000
   Royal Bank of Scotland PLC/Greenwich CT(b)                                  0.610%    01/01/2010    100,000,000       100,000,000
   Royal Bank of Scotland PLC/Greenwich CT                                     0.170%    02/23/2010    200,000,000       200,000,000
   Royal Bank of Scotland PLC/Greenwich CT                                     0.510%    03/22/2010     75,000,000        75,000,000
   Societe Generale NY                                                         0.230%    01/11/2010    100,000,000       100,000,000
   Societe Generale NY                                                         0.400%    02/26/2010    300,000,000       300,000,000
   Societe Generale NY                                                         0.350%    03/11/2010    200,000,000       200,000,000
   Societe Generale NY                                                         0.330%    04/08/2010    125,000,000       125,000,000
   Svenska Handelsbanken NY                                                    0.230%    01/25/2010    100,000,000       100,000,000
   Toronto-Dominion Bank NY(b)                                                 0.235%    01/05/2010     24,000,000        24,000,000
   Toronto-Dominion Bank NY(b)                                                 0.235%    01/09/2010     30,000,000        30,000,000
   Toronto-Dominion Bank NY                                                    0.300%    02/18/2010     80,000,000        80,000,000
   UniCredito Italiano SpA NY                                                  0.220%    01/15/2010     50,000,000        50,000,000
   UniCredito Italiano SpA NY                                                  0.220%    01/19/2010    100,000,000       100,000,000
                                                                                                                     ---------------
TOTAL YANKEE CERTIFICATES OF DEPOSIT                                                                                   6,597,002,359
                                                                                                                     ---------------

                       See Notes to Financial Statements.

                      STATE STREET MONEY MARKET PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

NAME OF ISSUER                                                                INTEREST    MATURITY      PRINCIPAL        AMORTIZED
AND TITLE OF ISSUE                                                              RATE        DATE         AMOUNT            COST
------------------                                                            --------   ----------   ------------   ---------------
BANK NOTES - 3.7%
BANK DOMESTIC - 2.5%
   Bank of America NA(b)                                                       0.290%    01/04/2010   $258,000,000   $   258,000,000
   Chase Manhattan Bank USA NA                                                 0.190%    02/04/2010    135,000,000       135,003,819
                                                                                                                     ---------------
                                                                                                                         393,003,819
                                                                                                                     ---------------
BANK FOREIGN - 1.2%
   Commonwealth Bank of Australia(b)(c)                                        0.282%    01/27/2010     31,000,000        31,000,000
   Rabobank Nederland(b)(c)                                                    0.273%    02/16/2010    107,000,000       107,000,000
   Svenska Handelsbanken(b)(c)                                                 0.305%    02/09/2010     40,000,000        40,000,000
                                                                                                                     ---------------
                                                                                                                         178,000,000
                                                                                                                     ---------------
TOTAL BANK NOTES                                                                                                         571,003,819
                                                                                                                     ---------------
MEDIUM TERM NOTES - 0.7%
BANK DOMESTIC - 0.3%
   Bank of America NA/Charlotte NC(b)                                          0.657%    01/22/2010     44,000,000        44,000,000
                                                                                                                     ---------------
BANK FOREIGN - 0.2%
   Westpac Banking Corp.(b)                                                    0.281%    01/28/2010     35,000,000        35,000,000
                                                                                                                     ---------------
CONSUMER NON-CYCLICAL - 0.2%
   Procter & Gamble International Funding SCA(b)                               0.285%    02/08/2010     20,000,000        20,000,000
                                                                                                                     ---------------
TOTAL MEDIUM TERM NOTES                                                                                                   99,000,000
                                                                                                                     ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.2%
SOVEREIGN - 1.2%
   Federal Home Loan Mortgage Corp.(b)                                         0.084%    01/11/2010     80,000,000        80,000,000
   Federal National Mortgage Association(b)                                    0.174%    01/13/2010    100,000,000       100,000,000
                                                                                                                     ---------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                                                                 180,000,000
                                                                                                                     ---------------

                                                                                                                         MARKET
                                                                                                                          VALUE
                                                                                                                     ---------------
REPURCHASE AGREEMENTS - 16.9%
   Agreement with Bank of America and The Bank of New York, Inc.
   (Tri-Party), dated 12/31/09 (collateralized by Federal National Mortgage
   Association 5.000% - 6.000% due 05/01/34 - 08/01/38 and Federal Home
   Loan Mortgage Corporation 4.500% - 5.500% due 03/01/36 - 01/01/40 valued
   at $759,900,001); proceeds $745,000,828                                     0.010%    01/04/2010    745,000,000       745,000,000

   Agreement with BNP Paribas and The Bank of New York, Inc.
   (Tri-Party), dated 12/31/09 (collateralized by U.S. Treasury
   Bonds, 3.500% - 5.000% due 05/15/37 - 02/15/39 valued at
   $77,321,127); proceeds $75,805,000                                          0.000%    01/04/2010     75,805,000        75,805,000

                       See Notes to Financial Statements.

                      STATE STREET MONEY MARKET PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

NAME OF ISSUER                                                                INTEREST    MATURITY      PRINCIPAL        MARKET
AND TITLE OF ISSUE                                                              RATE        DATE         AMOUNT           VALUE
------------------                                                            --------   ----------   ------------   ---------------
REPURCHASE AGREEMENTS - (CONTINUED)
   Agreement with Citigroup and The Bank of New York, Inc. (Tri-Party), dated 12/31/09 (collateralized by Federal National Mortgage Association
   0.646% - 6.250% due 01/25/29 - 12/25/46 and Federal Home Loan Mortgage
   Corporation 0.489% - 6.000% due 06/15/18 - 07/15/37 valued at
   $612,000,000); proceeds $600,000,667                                        0.010%    01/04/2010   $600,000,000   $   600,000,000

   Agreement with Deutsche Bank and The Bank of New York, Inc. (Tri-Party),
   dated 12/31/09 (collateralized by Federal National Mortgage Association,
   5.968% - 6.518% due 10/25/35 - 12/25/39 valued at $102,000,000);
   proceeds $100,000,111                                                       0.010%    01/04/2010    100,000,000       100,000,000

   Agreement with JP Morgan Securities, Inc. and JP Morgan Chase & Co.
   (Tri-Party), dated 12/31/09 (collateralized by Federal Home Loan
   Mortgage Corporation, 4.000% - 6.500% due 04/01/21 - 12/01/39 valued at
   $612,003,845); proceeds $600,000,667                                        0.010%    01/04/2010    600,000,000       600,000,000

   Agreement with Royal Bank of Scotland and JP Morgan Chase & Co.
   (Tri-Party), dated 12/31/09 (collateralized by Asset Backed Securities,
   0.000% - 7.834% due 04/15/11 - 04/15/49 valued at $510,002,271);
   proceeds $500,000,556                                                       0.010%    01/04/2010    500,000,000       500,000,000
                                                                                                                     ---------------
TOTAL REPURCHASE AGREEMENTS                                                                                            2,620,805,000
                                                                                                                     ---------------
TIME DEPOSIT - 0.8%

                                                                                                         SHARES
                                                                                                      ------------
BANK DOMESTIC - 0.8%
Citibank NA                                                                    0.050%    01/04/2010    127,555,000       127,555,000
                                                                                                                     ---------------
TOTAL TIME DEPOSIT                                                                                                       127,555,000
                                                                                                                     ---------------
TOTAL INVESTMENTS(D)+ - 100.0%                                                                                        15,483,970,914
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.00%                                                                              4,110,238
                                                                                                                     ---------------
NET ASSETS - 100.0%                                                                                                  $15,488,081,152
                                                                                                                     ===============

----------
(a) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's Portfolio Manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $2,547,979,874 or 16.45% of net assets as of December 31, 2009.

(b)   Variable Rate Security - Interest Rate is in effect as of December 31,
      2009.

(c) Security subject to restrictions on resale under federal securities laws, which may only be resold upon registration under the Securities Act of 1933, as amended ("1933 Act") or in transactions exempt from registration, including sales to qualified institutional buyers pursuant to Rule 144A of the 1933 Act. The Portfolio does not have the right to demand that this security be registered. These securities represent $178,000,000, or 1.15% of net assets as of December 31, 2009.

(d) Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 2 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)

 +    See Note 2 of the Notes to Financial Statements.

                       See Notes to Financial Statements.

                       STATE STREET MONEY MARKET PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009
--------------------------------------------------------------------------------

ASSETS
   Investments in unaffiliated issuers, at amortized cost
      (Note 2)                                                   $12,863,165,914
   Repurchase Agreements, at market value and cost (Note 2)        2,620,805,000
                                                                 ---------------
       Total investments                                          15,483,970,914
     Interest receivable                                               5,605,169
     Prepaid expense and other assets                                      6,605
                                                                 ---------------
       Total assets                                               15,489,582,688
LIABILITIES
     Due to custodian                                                      9,159
     Management fee (Note 3)                                           1,241,991
     Administration and custody fees (Note 3)                            207,883
     Professional fees                                                    38,708
     Accrued expenses and other liabilities                                3,795
                                                                 ---------------
       Total liabilities                                               1,501,536
                                                                 ---------------
NET ASSETS                                                       $15,488,081,152
                                                                 ===============

                       See Notes to Financial Statements.

                      STATE STREET MONEY MARKET PORTFOLIO

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest                                                         $ 61,041,268
                                                                    ------------
EXPENSES
   Management fees (Note 3)                                           10,706,387
   Administration and custody fees (Note 3)                            2,003,150
   Professional fees                                                      47,783
   Trustee's fees (Note 4)                                                53,891
   Printing fees                                                           6,195
   Other expenses                                                         61,967
                                                                    ------------
   Total expenses                                                     12,879,373
   Less: Fee waivers by Investment Advisor (Note 3)                    (589,262)
                                                                    ------------
       Total net expenses                                             12,290,111
                                                                    ------------
NET INVESTMENT INCOME                                               $ 48,751,157
                                                                    ============

REALIZED GAIN
Net realized gain on investments                                    $     37,660
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 48,788,817
                                                                    ============

                       See Notes to Financial Statements.

                       STATE STREET MONEY MARKET PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR ENDED          YEAR ENDED
                                                               DECEMBER 31,        DECEMBER 31,
                                                                   2009                2008
                                                            -----------------   -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                    $      48,751,157   $     226,704,311
   Net realized gain on investments                                    37,660             126,859
                                                            -----------------   -----------------
     Net increase in net assets from operations                    48,788,817         226,831,170
                                                            -----------------   -----------------
CAPITAL TRANSACTIONS
   Contributions                                               26,809,693,228      23,607,267,075
   Withdrawals                                                (19,976,306,032)    (22,146,456,134)
                                                            -----------------   -----------------
     Net increase in net assets from capital transactions       6,833,387,196       1,460,810,941
                                                            -----------------   -----------------
NET INCREASE IN NET ASSETS                                      6,882,176,013       1,687,642,111

NET ASSETS
   Beginning of year                                            8,605,905,139       6,918,263,028
                                                            -----------------   -----------------
   End of year                                              $  15,488,081,152   $   8,605,905,139
                                                            =================   =================

                       See Notes to Financial Statements.

                       STATE STREET MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                RATIOS TO AVERAGE
                                                   NET ASSETS
                                       ----------------------------------     NET ASSETS
                                         GROSS        NET          NET          END OF
                             TOTAL     OPERATING   OPERATING   INVESTMENT       PERIOD
YEAR ENDED DECEMBER 31,   RETURN (a)    EXPENSES    EXPENSES     INCOME     (000S OMITTED)
-----------------------   ----------   ---------   ---------   ----------   --------------
        2009                 0.52%       0.12%      0.11%(b)     0.46%(b)    $15,488,081
        2008                 2.75%       0.12%      0.10%        2.79%         8,605,905
        2007                 5.30%       0.12%      0.10%        5.14%         6,918,263
        2006                 5.09%       0.13%      0.10%        5.08%         6,197,117
        2005                 3.31%       0.14%      0.10%        3.33%         1,639,871

(a) Results represent past performance and are not indicative of future results.

(b) Results reflect the effect of expense waivers. Without these waivers, net investment income would have been 0.01% lower.

                       See Notes to Financial Statements.

STATE STREET MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ORGANIZATION

The State Street Master Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. At December 31, 2009, only the State Street Equity 500 Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Free Bond Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio were in operation. Information presented in these financial statements pertains only to the State Street Money Market Portfolio (the "Portfolio"). The Portfolio commenced operations on August 12, 2004. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio's investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity by investing in dollar denominated securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

SECURITY VALUATION: As permitted under Rule 2a-7 of the 1940 Act and certain conditions therein, securities of the Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

The Portfolio adopted provisions surrounding Fair Value Measurements and Disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio's investments.

The three tier hierarchy of inputs is summarized below:

      o     Level 1 -- quoted prices in active markets for identical securities

      o Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      o Level 3 -- significant unobservable inputs (including a Portfolio's own assumptions in determining the fair value of investments)

STATE STREET MONEY MARKET PORTFOLIO NOTES
TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Portfolio's assets carried at fair value:

--------------------------------------------------------------------------------
                                                                 INVESTMENTS IN
VALUATION INPUTS                                                    SECURITIES
--------------------------------------------------------------------------------
Level 1 -- Quoted Prices                                         $            --
--------------------------------------------------------------------------------
Level 2 -- Other Significant Observable Inputs                    15,483,970,914
--------------------------------------------------------------------------------
Level 3 -- Significant Unobservable Inputs                                    --
--------------------------------------------------------------------------------
  Total                                                          $15,483,970,914
--------------------------------------------------------------------------------

The type of inputs used to value each security under the provisions surrounding Fair Value Measurement and Disclosures is identified in each Portfolio of Investments, which also includes a breakdown of the Portfolio's investments by category.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Securities transactions are recorded on a trade date basis for financial statement purposes. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily.

All of the net investment income and realized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

FEDERAL INCOME TAXES: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as partnerships for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of December 31, 2009, and determined it does not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2009, tax years 2006 through 2009 remain subject to examination by the Portfolio's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2009, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

REPURCHASE AGREEMENTS: A repurchase agreement customarily obligates the seller at the time it sells securities to a Portfolio to repurchase the securities at a mutually agreed upon price and time which, in the case of the Portfolio's transactions, is generally within seven days. The total amount received by the Portfolio on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities, but may consist of other securities in which the Portfolio is permitted to

STATE STREET MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

invest. Repurchase agreements are fully collateralized at all times. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Portfolio will seek to dispose of such securities; this action could involve costs or delays. In addition, the proceeds of any such disposition may be less than the amount the Portfolio is owed under the repurchase agreement. The Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company ("State Street").

EXPENSE ALLOCATION: Certain expenses are applicable to multiple Portfolios. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses of the Trust that are not directly attributed to a Portfolio are allocated among the Portfolios, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Portfolios can otherwise be made fairly.

USE OF ESTIMATES: The Portfolio's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates.

3. RELATED PARTY FEES

The Portfolio has entered into investment advisory agreements with the Adviser. The Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser's services as investment adviser, the Portfolio pays the Adviser an annual fee of 0.10% of the Portfolio's average daily net assets. The Adviser contractually agreed to cap the total operating expenses of the Portfolio at 0.10% of the Portfolio's average daily net assets through April 30, 2009. For the year ended December 31, 2009, SSgA FM reimbursed the Portfolio $589,262 under this agreement.

State Street is the administrator, custodian and transfer agent for the Portfolio. In compensation for State Street's services as administrator, custodian and transfer agent beginning February 1, 2007, the Trust pays State Street an annual fee, which is accrued daily and payable monthly at the applicable fee rate described below, of the following annual percentages of the Trust's average aggregate daily net assets, exclusive of the Equity 500 Index Portfolio, during the month as follows:

                                                     Annual percentage of
Asset Levels                                  average aggregate daily net assets
------------                                  ----------------------------------
First $400 Million                                             0.03%
Thereafter                                                     0.02%

Minimum annual fee per Portfolio                           $150,000

STATE STREET MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

Effective August 1, 2009, the annual fees paid by the Trust to State Street for its services as administrator, custodian, and transfer agent for the Portfolios were revised as follows:

                                                     Annual percentage of
Asset Levels                                  average aggregate daily net assets
------------                                  ----------------------------------
First $400 million                                             0.03%
Next $15 billion                                               0.02%
Thereafter                                                     0.01%

Minimum annual per Portfolio                               $150,000

4. TRUSTEES' FEES

The Trust pays each trustee who is not an officer or employee of SSgA FM or State Street $2,500 for each meeting of the Board of Trustees and an additional $500 for each telephonic meeting attended. The Trust also pays each trustee an annual retainer of $30,000. Each trustee is reimbursed for out-of-pocket and travel expenses.

5. INDEMNIFICATIONS

The Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements in unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

6. SUBSEQUENT EVENTS

In accordance with provisions surrounding Subsequent Events adopted by the Portfolio, management has evaluated the possibility of subsequent events existing in the Portfolio's financial statements through February 23, 2010, the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Portfolio's financial statements through this date.

STATE STREET MONEY MARKET PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities of the State Street Money Market Portfolio (one of the portfolios constituting State Street Master Funds) (the "Portfolio"), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Money Market Portfolio of State Street Master Funds at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 23, 2010

STATE STREET MONEY MARKET PORTFOLIO
GENERAL INFORMATION (UNAUDITED)
DECEMBER 31, 2009

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures is available
(i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities Exchange Commission (the "SEC") at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available by August 31
(i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

ADVISORY AGREEMENT RENEWAL

The Board of Trustees of the Trust met on November 19, 2009 (the "Meeting") to consider the approval of the investment advisory agreement (the "Advisory Agreement") for State Street Money Market Portfolio (the "Portfolio"). In preparation for considering the Advisory Agreement, the Trustees had reviewed the renewal materials provided by the investment adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the SSgA Funds Management, Inc. (the "Adviser") under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreements reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Board reviewed the Adviser's responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is a money market fund. The Trustees reviewed the background and experience of the Adviser's senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio's investments, in monitoring and securing the Portfolio's compliance with their investment objectives and policies with respect to their investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser's overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.74 trillion in assets under management as of September 30, 2009, including over $163 billion managed by the Adviser. They reviewed information regarding State Street's business continuity and disaster

STATE STREET MONEY MARKET PORTFOLIO
GENERAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2009

ADVISORY AGREEMENT RENEWAL (CONTINUED)

recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of money market products are exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate and had been of good quality.

The Trustees noted that, in view of the investment objectives of the Portfolio and the available data, the investment performance was acceptable. The Trustees noted that materials provided by Lipper Inc. at the Meeting indicated that the Portfolio's performance had been above average for its Lipper peer group for the reported (five-year, three-year, one-year and year-to-date) periods ending September 30, 2009.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships to the Trust. The Trustees had been provided with data regarding the profitability to the Adviser and its affiliated service provider with respect to the Portfolio individually, and on an aggregate basis, for the year ended June 30, 2009, with additional data relating to prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser's and State Street's relationships with the Trust had been profitable to either or both those entities, the profitability was in no case such as to render the advisory fees excessive.

In order better to evaluate the Portfolio's advisory fees, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds. The Trustees found that the Portfolio's advisory fee and expense ratio were lower than the average for its peer group, while its total expense ratio was generally lower than average; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser's fees. The Trustees also considered that to help limit expenses of the Portfolio, the Adviser had reduced its advisory fee or otherwise reimbursed expenses for the Portfolio. The Board determined that the Adviser's fee was fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser's affiliates may benefit from the Trust's relationship with State Street as fund administrator, custodian and transfer agent. They noted that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio's brokerage transactions to obtain third-party (non-proprietary research) services. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser's fees excessive.

The Board also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio's fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Board determined that, to the extent economies of scale were in fact realized, such economies of scale were shared with the Portfolio by virtue of advisory fees of, comparatively low level that subsumed economies of scale in the fee itself. The Trustees also

STATE STREET MONEY MARKET PORTFOLIO
GENERAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2009

ADVISORY AGREEMENT RENEWAL (CONTINUED)

recognized, however, that should sustained, substantial asset growth be realized in the future, it might be necessary to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Board decided to approve the continuance of the Advisory Agreement.

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

      o     business addresses and ages;

      o     principal occupations during the past five years; and

      o     other directorships of publicly traded companies or funds.

                                                                           PRINCIPAL           NUMBER OF FUNDS IN
NAME, ADDRESS,                                    TERM OF OFFICE AND       OCCUPATION          FUND COMPLEX        OTHER
AND DATE OF BIRTH           POSITION(S) HELD      LENGTH OF TIME           DURING PAST FIVE    OVERSEEN BY         DIRECTORSHIPS
('DOB")                     WITH TRUST            SERVED                   YEARS               TRUSTEE*            HELD BY TRUSTEE
-------------------------   --------------------  -----------------------  ------------------  ------------------  -----------------
INDEPENDENT TRUSTEES

Michael F. Holland          Trustee and Chairman  Term: Indefinite         Chairman, Holland           22          Trustee, State
Holland & Company,          of the Board          Elected: 7/99            & Company L.L.C.                        Street
LLC 375 Park Avenue                                                        (investment                             Institutional
New York, NY 10152                                                         adviser) (1995 -                        Investment Trust;
                                                                           present).                               Director, the
DOB: 1944                                                                                                          Holland Series
                                                                                                                   Fund, Inc.;
                                                                                                                   Director, The
                                                                                                                   China Fund, Inc.;
                                                                                                                   Director, The
                                                                                                                   Taiwan Fund,
                                                                                                                   Inc.; and
                                                                                                                   Director, Reaves
                                                                                                                   Utility Income
                                                                                                                   Fund

William L. Boyan            Trustee               Term: Indefinite         Trustee of Old              22          Trustee, State
State Street Master                               Elected: 7/99            Mutual South                            Street
Funds                                                                      Africa Master                           Institutional
P.O. Box 5049                                                              Trust                                   Investment Trust;
Boston, MA 02206                                                           (investments)                           Trustee, Old
                                                                           (1995 - present);                       Mutual South
DOB: 1937                                                                  Chairman emeritus,                      Africa Master
                                                                           Children's                              Trust; and
                                                                           Hospital (1984 -                        Trustee,
                                                                           present);                               Children's
                                                                           Director, Boston                        Hospital, Boston,
                                                                           Plan For                                MA.
                                                                           Excellence (non-
                                                                           profit) (1994 -
                                                                           present);
                                                                           President and
                                                                           Chief Operations
                                                                           Officer, John
                                                                           Hancock Mutual
                                                                           Life Insurance
                                                                           Company (1959 -
                                                                           1999). Mr. Boyan
                                                                           retired in 1999.

Rina K. Spence              Trustee               Term: Indefinite         President of                22          Trustee, State
State Street Master                               Elected: 7/99            SpenceCare                              Street
Funds                                                                      International LLC                       Institutional
P.O. Box 5049                                                              (1998 - present);                       Investment Trust;
Boston, MA 02206                                                           Member of the                           Director,
                                                                           Advisory Board,                         Berkshire Life
DOB: 1948                                                                  Ingenium Corp.                          Insurance Company
                                                                           (technology                             of America 1993-
                                                                           company) (2001 -                        2009; Director,
                                                                           present); Chief                         IEmily.com, Inc.
                                                                           Executive Officer,                      2000-present; and
                                                                           IEmily.com                              Trustee, National
                                                                           (internet company)                      Osteoporosis
                                                                           (2000 - 2001);                          Foundation 2005-
                                                                           Chief Executive                         2008
                                                                           Officer of
                                                                           Consensus
                                                                           Pharmaceutical,
                                                                           Inc. (1998 -
                                                                           1999); Founder,
                                                                           President and
                                                                           Chief Executive
                                                                           Officer of Spence
                                                                           Center for Women's
                                                                           Health (1994 -
                                                                           1998); Trustee,
                                                                           Eastern Enterprise
                                                                           (utilities)
                                                                           (1988 - 2000).

Douglas T. Williams         Trustee               Term: Indefinite         Executive Vice              22          Trustee, State
State Street Master                               Elected: 7/99            President of Chase                      Street
Funds                                                                      Manhattan Bank                          Institutional
P.O. Box 5049                                                              (1987 - 1999). Mr.                      Investment Trust;
Boston, MA 02206                                                           Williams retired                        Treasurer,
                                                                           in 1999.                                Nantucket
DOB: 1940                                                                                                          Educational
                                                                                                                   Trust, 2002-2007

* The "Fund Complex" consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

                                                                           PRINCIPAL           NUMBER OF FUNDS IN
NAME, ADDRESS,                                    TERM OF OFFICE AND       OCCUPATION          FUND COMPLEX        OTHER
AND DATE OF BIRTH           POSITION(S) HELD      LENGTH OF TIME           DURING PAST FIVE    OVERSEEN BY         DIRECTORSHIPS
('DOB")                     WITH TRUST            SERVED                   YEARS               TRUSTEE*            HELD BY TRUSTEE
-------------------------   --------------------  -----------------------  ------------------  ------------------  -----------------
INTERESTED TRUSTEES(1)
James E. Ross               Trustee President     Term: Indefinite         President and               22          Trustee, State
SSgA Funds                                        Elected Trustee: 2/07    Chief Executive                         Street
Management, Inc.                                  Elected President: 4/05  Officer from                            Institutional
State Street                                                               January 2006 to                         Investment Trust;
Financial Center                                                           Present; Principal                      and Trustee,
One Lincoln Street                                                         Executive Officer                       Select Sector
Boston,                                                                    since 2005; 2005                        SPDR(R) Trust
MA 02111-2900                                                              to Present
                                                                           President (2001 to
DOB: 1965                                                                  2005, Principal),
                                                                           SSgA Funds
                                                                           Management, Inc.
                                                                           (investment
                                                                           adviser); March
                                                                           2006 to Present,
                                                                           Senior Managing
                                                                           Director (2000 to
                                                                           2006, Principal),
                                                                           State Street
                                                                           Global Advisors.

OFFICERS:
Gary L. French              Treasurer             Term: Indefinite         Senior Vice                 --                  --
State Street Bank and                             Elected: 5/05            President of
Trust Company                                                              State Street
2 Avenue de Lafayette                                                      Bank and Trust
Boston, MA 02111                                                           Company
                                                                           (2002 - present).
DOB: 1951

Ellen M. Needham            Vice President        Term: Indefinite         Principal, SSgA             --                  --
SSgA Funds                                        Elected: 9/09            Funds Management,
Management, Inc.                                                           Inc. (investment
State Street Financial                                                     adviser); July
Center                                                                     2007 to Present,
One Lincoln Street                                                         Managing
Boston,                                                                    Director (June 2006
MA 02111-2900                                                              to July 2007, Vice
                                                                           President; 2000 to
DOB: 1967                                                                  June 2006,
                                                                           Principal), State
                                                                           Street Global
                                                                           Advisors.

Laura F. Healy              Assistant Treasurer   Term: Indefinite         Vice President of           --                  --
State Street Bank and                             Elected: 11/08           State Street
Trust Company                                                              Bankand Trust
2 Avenue de Lafayette                                                      Company (prior to
Boston, MA 02111                                                           July 2,2008,
                                                                           Investors
DOB: 1964                                                                  Financial
                                                                           Corporation) since
                                                                           2002.

Brian D. O'Sullivan         Assistant Treasurer   Term: Indefinite         Vice President of           --                  --
State Street Bank and                             Elected: 11/08           State Street Bank
Trust Company                                                              and Trust Company
801 Pennsylvania Avenue                                                    (2007 - present)
Kansas City, MO 64105                                                      with which he has
                                                                           been affiliated
DOB: 1975                                                                  with since 1997.

Peter T. Sattelmair         Assistant Treasurer   Term: Indefinite         Director of Fund            --                  --
State Street Bank and                             Elected: 11/08           Administration of
Trust Company                                                              State Street Bank
801 Pennsylvania Avenue                                                    and Trust Company
Kansas City, MO 64105                                                      (2007 - present)
                                                                           with which he has
DOB: 1977                                                                  been affiliated
                                                                           with since 1999.

----------
* The "Fund Complex" consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

(1) Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

                                                                           PRINCIPAL           NUMBER OF FUNDS IN
NAME, ADDRESS,                                    TERM OF OFFICE AND       OCCUPATION          FUND COMPLEX        OTHER
AND DATE OF BIRTH           POSITION(S) HELD      LENGTH OF TIME           DURING PAST FIVE    OVERSEEN BY         DIRECTORSHIPS
('DOB")                     WITH TRUST            SERVED                   YEARS               TRUSTEE*            HELD BY TRUSTEE
-------------------------   --------------------  -----------------------  ------------------  ------------------  -----------------
OFFICERS: (CONTINUED)

Julie Piatelli              Chief Compliance      Term: Indefinite         Principal and               --                  --
SSgA Funds                  Officer               Elected: 7/07            Senior Compliance
Management, Inc.                                                           and Risk
State Street Financial                                                     Management
Center                                                                     Officer, SSgA
One Lincoln Street                                                         Funds Management,
Boston, MA 02111                                                           Inc.
                                                                           (2004-present),
DOB: 1967                                                                  Vice President
                                                                           State Street
                                                                           Global Advisors
                                                                           (2004- present).

David James                 Secretary             Term: Indefinite         Vice President and          --                  --
State Street Bank and                             Elected: 11/09           Managing Counsel,
Trust Company                                                              State Street Bank
4 Copley Place 5th Floor                                                   and Trust Company,
Boston, MA 02116                                                           2009 to present;
                                                                           Vice President and
DOB: 1970                                                                  Counsel, PNC
                                                                           Global Investment
                                                                           Servicing (US),
                                                                           Inc. 2006 to 2009;
                                                                           Assistant Vice
                                                                           President and
                                                                           Counsel, State
                                                                           Street Bank and
                                                                           Trust Company,
                                                                           October 2000 to
                                                                           December 2004 and
                                                                           was retired in
                                                                           2005.

Brian C. Poole              Assistant Secretary   Term: Indefinite         Vice President and          --                  --
State Street Bank and                             Elected 9/08             Counsel (2008 -
Trust Company                                                              present) and
4 Copley Place, 5th Floor                                                  Associate Counsel
Boston, MA 02116                                                           (2004 - 2007),
                                                                           State Street Bank
DOB: 1971                                                                  and Trust Company
                                                                           (formerly
                                                                           Investors Bank and
                                                                           Trust Company.

----------
* The "Fund Complex" consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

TRUSTEES

Michael F. Holland
William L. Boyan
Rina K. Spence
Douglas T. Williams
James E. Ross

INVESTMENT ADVISER

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

CUSTODIAN

State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

ADMINISTRATOR

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200  Clarendon  Street
Boston, MA 02116

LEGAL COUNSEL

Ropes & Gray LLP
One International Place
Boston, MA 02110

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

STATE STREET MONEY MARKET PORTFOLIO

State Street Bank and Trust Company
P.O. Box 5049
Boston, MA 02206

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

      This notice describes the privacy practices followed by Henderson Global Funds.

      Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

      In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

      In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

      Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

      For questions concerning this policy, please contact us by writing to:
Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

ITEM 2.  CODE OF ETHICS.

(a) Henderson Global Funds (the "Trust" or the "registrant") has adopted a Code of Ethics that applies to the Trust's principal executive officer and principal financial officer (the "Code").

(b)      No disclosures are required by this Item 2(b).

(c) There have been no amendments to the Code during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)      Not applicable.

(f)      A copy of the Code may be obtained free of charge by calling
         866-343-6337.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)     (1)     The Board of Trustees of the Trust has determined that it has three audit committee financial experts serving on the Trust's
                Audit Committee that possess the attributes identified in Item
                3(b) to Form N-CSR.

        (2)     The names of the audit committee financial experts are:

                           Roland C. Baker
                           Faris F. Chesley
                           C. Gary Gerst

                  Each audit committee financial expert has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

As of December 31, 2009, the registrant had nine series. The following series of the registrant have a fiscal year ended December 31: Henderson Money Market Fund, Henderson Worldwide Income Fund and Henderson International Equity Fund (the "12/31 Henderson Funds"). The following series of the registrant have a fiscal year ended July 31: Henderson European Focus Fund, Henderson Global Technology Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson International Opportunities Fund, and Henderson Japan-Asia Focus Fund (the "7/31 Henderson Funds").

Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by the registrant's principal accountant to the 12/31 Henderson Funds and the 7/31 Henderson Funds.

(a) Audit Fees - The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

------------------------------------------- ------------------------------- ----------------------
                                                        12/31                       7/31
                                                   Henderson Funds             Henderson Funds
------------------------------------------- ------------------------------- ----------------------
Year ended 12/31/09                                    $81,400                       N/A
------------------------------------------- ------------------------------- ----------------------
Year ended 7/31/09                                       N/A                      $221,700
------------------------------------------- ------------------------------- ----------------------
Year ended 12/31/08                                    $61,000                       N/A
------------------------------------------- ------------------------------- ----------------------
Year ended 7/31/08                                       N/A                      $208,500
------------------------------------------- ------------------------------- ----------------------


Please note that the Henderson Worldwide Income Fund changed its fiscal year end to December 31 on October 1, 2009. Therefore the audit fees for the years ended July 31, 2009 and July 31, 2008 include fees for the Henderson Worldwide Income Fund since the Fund had a fiscal year ended July 31 at that time.

(b) Audit Related Fees - There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and the fiscal years ended December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and the fiscal years ended December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the Audit Committee as described in paragraph
(e)(1) of this Item 4.

(c) Tax Fees - The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below. These services consisted of the principal accountant reviewing the registrant's excise tax returns, distribution requirements and RIC tax returns, as well as consults regarding the tax consequences of specific investments.

------------------------------------------- ------------------------------- ----------------------
                                                        12/31                       7/31
                                                   Henderson Funds             Henderson Funds

------------------------------------------- ------------------------------- ----------------------
Year ended 12/31/09                                    $20,325                       N/A
------------------------------------------- ------------------------------- ----------------------
Year ended 7/31/09                                       N/A                       $67,408
------------------------------------------- ------------------------------- ----------------------
Year ended 12/31/08                                    $18,176                       N/A
------------------------------------------- ------------------------------- ----------------------
Year ended 7/31/08                                       N/A                       $93,824
------------------------------------------- ------------------------------- ----------------------

Please note that the Henderson Worldwide Income Fund changed its fiscal year end to December 31 on October 1, 2009. Therefore the tax fees for the year ended July 31, 2009 and July 31, 2008 include fees for the Henderson Worldwide Income Fund since the Fund had a fiscal year ended July 31 at that time.

The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

------------------------------------------- --------------------------- --------------------------
                                                      12/31                       7/31
                                                 Henderson Funds             Henderson Funds
------------------------------------------- --------------------------- --------------------------
Year ended 12/31/09                                     $0                         N/A
------------------------------------------- --------------------------- --------------------------
Year ended 7/31/09                                     N/A                         $0
------------------------------------------- --------------------------- --------------------------
Year ended 12/31/08                                     $0                         N/A
------------------------------------------- --------------------------- --------------------------
Year ended 7/31/08                                     N/A                       $6,300
------------------------------------------- --------------------------- --------------------------

(d) All Other Fees - There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) - (c) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)      Pre-Approval Policies and Procedures

(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the "Adviser"), including the fees and other compensation to be paid to the independent auditors. Any member of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement. Pre-approval of non-audit services is not required, if: (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust ("prohibited non-audit services"): (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of
Item 4.

(f) No disclosures are required by this Item 4(f).

(g) The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the registrant are set forth below.

------------------------------------------- ------------------------------- ----------------------
                                                        12/31                       7/31
                                                   Henderson Funds             Henderson Funds
------------------------------------------- ------------------------------- ----------------------
Year ended 12/31/09                                    $20,325                       N/A
------------------------------------------- ------------------------------- ----------------------
Year ended 7/31/09                                       N/A                       $67,408
------------------------------------------- ------------------------------- ----------------------
Year ended 12/31/08                                    $18,176                       N/A
------------------------------------------- ------------------------------- ----------------------
Year ended 7/31/08                                       N/A                       $93,824
------------------------------------------- ------------------------------- ----------------------

The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal years ended December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant are set forth below.

------------------------------------------- ------------------------------- ----------------------
                                                        12/31                       7/31
                                                   Henderson Funds             Henderson Funds
------------------------------------------- ------------------------------- ----------------------
Year ended 12/31/09                                    $612,924                      N/A
------------------------------------------- ------------------------------- ----------------------
Year ended 7/31/09                                       N/A                      $604,488
------------------------------------------- ------------------------------- ----------------------
Year ended 12/31/08                                    $620,203                      N/A
------------------------------------------- ------------------------------- ----------------------
Year ended 7/31/08                                       N/A                      $417,416
------------------------------------------- ------------------------------- ----------------------

(h) The registrant's Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)   Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 4, 2010

By:      /s/ Troy Statczar
         -----------------
         Troy Statczar
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    March 4, 2010